As filed with the Securities and Exchange Commission On January 13, 2012

Registration Nos. 33-49098

811-06719

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 78	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 79	☒

STERLING CAPITAL FUNDS

(Exact Name of Registrant as Specified in Charter)

434 Fayetteville Street Mall, Fifth Floor, Raleigh, NC 27601

(Address of principal executive offices)

Registrant’s telephone number, including Area Code:

(800) 228-1872

E.G. Purcell, III, President

Sterling Capital Funds

434 Fayetteville Street Mall, Fifth Floor

Raleigh, NC 27601

(Name and address of agent for service)

Copies of communications to:

Alan G. Priest, Esquire

Ropes & Gray LLP

One Metro Center, 700 12th Street, N.W., Suite 900

Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on , 2011 pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on [ ] pursuant to paragraph (a)(ii)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for post-effective amendment No. filed on [date].

EXPLANATORY NOTE

This Post-Effective Amendment No. 78 to the Registration Statement contains Prospectuses and a Statement of Additional Information describing Sterling Capital International Index Fund, a new series of the Registrant. This Post-Effective Amendment to the Registration Statement is organized as follows: (a) Prospectus for Class A and Class C Shares relating to Sterling Capital International Index Fund; (b) Prospectus for Institutional Shares relating to Sterling Capital International Index Fund; (c) Statement of Additional Information relating to Sterling Capital International Index Fund; and (d) Part C Information relating to all series of the Registrant. The Prospectuses and Statements of Additional Information for the other series of the Registrant are not affected hereby.

[STERLING CAPITAL FUNDS LOGO]

Sensible Investing for Generations®

PROSPECTUS

INTERNATIONAL INDEX FUND

A SHARES

C SHARES

JANUARY 17, 2012

Questions?

Call 1-800-228-1872

or your investment representative.

The U.S. Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Sterling Capital Funds	Table of Contents

	[ICON]	Fund Summary
Carefully review this important section which summarizes the Fund’s objectives, fees, principal investment strategies and risks, past performance, management, how to buy and sell fund shares, tax information and payments to broker-dealers.		3	International Index Fund
	[ICON]	Additional Investment Strategies and Risks
Review this section for additional information on investment strategies and their risks.		6	Principal Strategies
		7	Principal Risks
		8	Non-Principal Strategies
		9	Non-Principal Risks

	[ICON]	Fund Management
Review this section for details on the people and organizations who oversee the Fund.		11	The Investment Adviser
		11	Portfolio Managers
		12	The Administrator and Underwriter

	[ICON]	Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges, and payments of dividends and distributions.		13	Choosing a Share Class
		14	Pricing of Fund Shares
		15	Purchasing and Adding to Your Shares
		19	Selling Your Shares
		21	General Policies on Selling Shares
		23	Distribution Arrangements/Sales Charges
		25	Distribution and Shareholder Service (12b-1) Fees
		26	Exchanging Your Shares
		27	Cost Basis Reporting
		27	Market Timing Policies
		27	Dividends, Distributions and Taxes
		29	Additional Information About the Fund

	[ICON]	Other Information About the Fund
		31	Financial Highlights

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Sterling Capital International Index Fund

Class A Shares	Class C Shares

Investment Objective

The Fund seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of fees and expenses.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Sterling Capital Funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements/Sales Charges” on page 23of the Fund’s prospectus and in “Sales Charges” on page 27 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees1 (fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None	1.00%
Redemption Fee	None	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares
Management Fees	0.01%	0.01%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[2]	0.57%	0.57%
Total Annual Fund Operating Expenses	0.83%	1.58%

1	The Shareholder Fees and Annual Fund Operating Expenses tables reflect the expenses of both the Master International Index Series, a series of Quantitative Master Series LLC (the “Master Portfolio”) and the Fund.
2	Because the Fund is new, the amount shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

Example1

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares	$655	$825
Class C Shares	$161	$499

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares	$655	$825
Class C Shares	$161	$499

1	The example reflects the expenses of both the Master Portfolio and the Fund.

Portfolio Turnover

The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs at the Master Portfolio level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. High turnover rates can also result in higher taxes to Fund shareholders that hold shares in a taxable account. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund presently invests all of its assets in the Master Portfolio, which is a series of Quantitative Master Series LLC, an open-end, management investment company. The Master Portfolio has substantially the same investment objective as the Fund. For simplicity’s sake, all discussions of the Fund’s investment objective, strategies, and risks refer also to the Master Portfolio’s objective, strategies, and risks, unless otherwise indicated.

The Master Portfolio will not attempt to buy or sell securities based on the economic, financial or market analysis of the investment manager to the Master Portfolio, but will employ a “passive” investment approach. This means that the investment manager of the Master Portfolio will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before deduction of expenses. The Master Portfolio will buy or sell securities only when its investment manager believes it is necessary to do so in order to match the performance of the MSCI EAFE Index.

The Master Portfolio will be substantially invested in securities of the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. Under normal circumstances, the Master Portfolio expects to invest more than 80% of its assets in securities that are included

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in the MSCI EAFE Index. The Master Portfolio may change its target index if the investment manager of the Master Portfolio determines that a different index would better enable the Master Portfolio to match the performance of the market segment represented by the current index.

The Master Portfolio will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. However, the Master Portfolio may not invest in all of the companies within a country represented in the MSCI EAFE Index or in the same weightings as the MSCI EAFE Index. Instead, the Master Portfolio may invest in a sample of equity securities included in the MSCI EAFE Index and in derivative instruments correlated with components of the MSCI EAFE Index as a whole based on a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the MSCI EAFE Index with fewer transaction costs than would be incurred through full replication.

Master/Feeder Structure. While Sterling Capital is the Fund’s named investment adviser, Sterling Capital receives no management fee, and has no day-to-day management duties while the Fund is fully invested in a separate open-end management investment company, such as the Master Portfolio, that has a substantially similar investment objective as the Fund. BlackRock serves as investment adviser for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

Master/Feeder Fund Expenses. The feeder funds that invest in the Master Portfolio bear the Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions. Because the Fund invests all of its assets in the Master Portfolio, the Fund and its shareholders will bear the fees and expenses for the Fund and the Master Portfolio, with the result that the Fund’s expenses may be higher than those of other mutual funds that invest directly in securities.

Principal Risks

The following are the principal risks of the Fund, which the Fund is exposed to through its investment in the Master Portfolio. Except as otherwise stated, references in this section to “the Fund” or “a Fund” relate to the Fund and the Master Portfolio.

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk: The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and reliable financial information and other factors. Investments in the securities of foreign issuers also entail risks such as market illiquidity, high trading costs, restrictions and limits on foreign ownership, limited legal recourse, prohibitions on the repatriation of foreign currencies and other considerations. Income that the Fund receives from investing in foreign securities may be subject to withholding and other taxes, which reduces the yield. In addition, foreign settlement procedures and trade regulators involve increased risk (such as delay in payment or delivery or securities). Custodial and/or settlement systems may not be fully developed in certain foreign markets, which involves additional risks.

Index Fund Risk: An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the MSCI EAFE Index as closely as possible, it will tend to underperform the MSCI EAFE Index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Selection Risk: Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Middle Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

For more information about the Fund’s risks, please see the Fund’s prospectus or SAI.

Performance

Performance information gives some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of this prospectus.

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Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”)

Investment Manager to the Master Portfolio

BlackRock Advisors, LLC (“BlackRock”) serves as the investment adviser to the Master Portfolio. The Master Portfolio’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Managers1

Edward Corallo

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2010

Christopher Bliss, CFA, CPA

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2011

Jennifer Hsui, CFA

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2011

Creighton Jue, CFA

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2011

1	The Fund invests all of its assets directly in the Master Portfolio, for which BlackRock serves as investment adviser. Ms. Hsui and Messrs. Corallo, Bliss and Jue, employees of BlackRock and BlackRock, Inc., are responsible for coordinating the portfolio management of the Master Portfolio.

Purchase and Sale of Fund Shares

Account Type	Minimum Initial Investment	Minimum Subsequent Investment
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$25

You may buy or sell Class A or C shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, Class A and Class C Shares are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Additional Investment Strategies and Risks

The Fund and the Master Portfolio invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following sections describe the securities and techniques the Fund and Master Portfolio use, as well as the main risks they pose. You may also consult the SAI for additional details regarding these and other permissible investments. The following sections include a more complete discussion of the types of risks inherent in the securities and investment techniques listed below as well as those risks discussed in “Strategy, Risks and Performance.” Because of these risks, the value of the securities held by the Fund and the Master Portfolio may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Except as otherwise stated, references in the risks to “the Fund” or “a Fund” relate to the Fund and the Master Portfolio.

Principal Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. As a matter of non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in an equity index selected by Sterling Capital or another investment company that invests substantially all of its assets in such a manner. This policy will not be changed without at least 60 days’ written notice to shareholders.

The Master Portfolio will be substantially invested in securities of the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. Under normal circumstances, the Master Portfolio expects to invest more than 80% of its assets in securities that are included in the MSCI EAFE Index. It does not seek to “beat” the market it tracks. BlackRock makes no attempt to apply economic, financial, or market analysis when managing the Master Portfolio.

The MSCI EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the MSCI EAFE Index among these countries is based upon each country’s relative market capitalizations, and not its gross domestic product, which means that the MSCI EAFE Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the MSCI EAFE Index are chosen by MSCI, Inc. (“MSCI”) based on market capitalization, trading activity and the overall mix of industries represented in the MSCI EAFE Index, among other factors. The MSCI EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. MSCI’s selection of a stock for the MSCI EAFE Index does not mean that MSCI believes the stock to be an attractive investment. The MSCI EAFE Index had a market capitalization of between $213.9 million and $194.7 billion as of November 30, 2011.

Master/Feeder Structure. While Sterling Capital is the Fund’s named investment adviser, Sterling Capital receives no management fee, and has no day-to-day management duties while the Fund is fully invested in a separate open-end management investment company, such as the Master Portfolio, that has a substantially similar investment objective as the Fund. BlackRock serves as investment adviser for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

Master/Feeder Fund Expenses. The feeder funds that invest in the Master Portfolio bear the Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions. Because the Fund invests all of its assets in the Master Portfolio, the Fund and its shareholders will bear the fees and expenses for the Fund and the Master Portfolio, with the result that the Fund’s expenses may be higher than those of other mutual funds that invest directly in securities.

Feeder Fund Rights. Under the master/feeder structure, Sterling Capital, the Fund’s Adviser, may withdraw the Fund’s assets from the Master Portfolio if the Fund’s Board of Trustees determines that doing so is in shareholders’ best interests. If the Adviser withdraws the Fund’s assets, it would then consider whether it should assume day-to-day management, invest in another master portfolio, or recommend other action to the Fund’s Board of Trustees.

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Principal Risks

The following are principal risks.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Foreign Taxation — The Fund may be subject to foreign taxes on dividends and interest payable on foreign securities and on gains realized on disposition of those securities; such taxes will reduce the Fund’s yield on those securities.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations do in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the MSCI EAFE Index as closely as possible, it will tend to underperform the MSCI EAFE Index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Middle Capitalization Company Risk. Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Principal Strategies

The following descriptions provide additional information about non-principal investment strategies or practices.

Borrowing: The Master Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

Depositary Receipts: The Master Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Master Portfolio may invest in unsponsored depositary receipts.

Derivatives: The Master Portfolio may invest in derivative instruments. The Master Portfolio may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries within the MSCI EAFE index. Derivatives allow the Master Portfolio to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Master Portfolio will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Master Portfolio may enter into short sales in order to adjust the weighting of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Master Portfolio may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns.

Illiquid/Restricted Securities: The Master Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not the general public.

Investment Companies: The Master Portfolio has the ability to invest in other investment companies, such as exchange traded funds, unit investment trusts, and open-end and closed-end funds. The Master Portfolio may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange traded funds.

Real Estate Investment Trusts (“REITs”): The Master Portfolio may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity

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REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Repurchase Agreements: The Master Portfolio may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.

Securities Lending: The Master Portfolio may lend securities with a value of up to 33 1/3% of the Master Portfolio’s total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

Short-Term Money Market Instruments: The Master Portfolio may invest in short-term money market instruments such as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. government, its agencies and instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent a Master Portfolio invests in short-term money market instruments, it will generally also invest in options, futures or other derivative instruments in order to maintain full exposure to the MSCI EAFE Index at all times.

Non-Principal Risks

The following are non-principal risks.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Fund’s investment manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax.

Expense Risk. The Fund’s expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

9

Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

REIT Investment Risk. In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk. Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Fund may pay transaction costs and borrowing fees in connection with short sales. The Fund may also incur dividend expense representing the dividends paid to lenders of borrowed securities. The amount of such expense will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.

10

Fund Management

The Investment Adviser

Adviser to the Fund. Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Fund. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2011, Sterling Capital had approximately $33.8 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

The Sterling Capital Funds and Sterling Capital have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) that permits Sterling Capital, subject to certain conditions, including the one-time prior approval of the Sterling Capital Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Sterling Capital Funds without shareholder approval. Sterling Capital has received the one-time approval from the Sterling Capital Funds’ Board of Trustees and shareholders. Pursuant to the exemptive relief from the SEC, Sterling Capital now has the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by Sterling Capital. Such relief has been granted only with respect to unaffiliated sub-advisers.

Under its Investment Advisory Agreement with respect to the International Index Fund, Sterling Capital exercises general oversight over the investment performance of the Fund. Sterling Capital will advise the Board of Trustees if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Trustees of the Fund determines that such action is in the best interests of the Fund and its shareholders. For periods in which all the Fund’s assets are invested in the Master Portfolio, Sterling Capital may receive an investment advisory fee from the Fund. Sterling Capital has waived that fee through April 30, 2013. If Sterling Capital assumes active management of the Fund, after April 30, 2013, the investment advisory fee may be increased to 0.50% of average net assets under Sterling Capital’s investment advisory agreement with the Fund.

A discussion regarding the basis for the Board of Trustees of Sterling Capital Funds approving the Investment Advisory Agreement with Sterling Capital will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

Adviser to the Master Portfolio. BlackRock, investment manager to the Master Portfolio, manages the Master Portfolio’s investments and its business operations subject to the oversight of the Quantitative Master Series LLC’s Board of Directors. While BlackRock is ultimately responsible for the management of the Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock is located at 100 Bellevue Parkway, Wilmington, DE 19809.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC (“BIM”), a registered investment adviser organized in 1999 and an affiliate of BlackRock, acts as sub-adviser to each Series. BlackRock and its affiliates had approximately $3.345 trillion in investment company and other portfolio assets under management as of September 30, 2011.

Portfolio Managers

The Master Portfolio is managed by a team of financial professionals. Information about Edward Corallo, Christopher Bliss, CFA, CPA, Jennifer Hsui, CFA and Creighton Jue, CFA, the portfolio managers, is provided below. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio’s portfolio.

Edward Corallo has been a Managing Director of, and head of portfolio management in the Index Equity Group at, BlackRock, Inc. since 2009. Mr. Corallo previously was a principal of Barclays Global Investors (“BGI”) from 1998 to 2009. Mr. Corallo has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2010.

11

Christopher Bliss, CFA, CPA has been a Managing Director of BlackRock, Inc. since 2009 and was a Director of BlackRock, Inc. in 2009. Mr. Bliss previously was a principal of BGI from 2005 to 2009 and an associate of BGI from 2004 to 2005. Mr. Bliss has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2011.

Jennifer Hsui, CFA has been a Managing Director of BlackRock, Inc. since 2010 and was a Director of BlackRock, Inc. from 2009 to 2010. Ms. Hsui was previously a principal of BGI from 2007 to 2009 and an associate of BGI from 2006 to 2007. Ms. Hsui has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2011.

Creighton Jue, CFA has been a Managing Director of BlackRock, Inc. since 2010 and was a Director of BlackRock, Inc. from 2009 to 2010. Mr. Jue was previously a principal of BGI from 2004 to 2009. Mr. Jue has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2011.

The Fund’s SAI provides additional information about the compensation of the portfolio managers, other accounts they manage and their ownership of shares of the Master Portfolio.

The Administrator and Underwriter

Sterling Capital Management LLC (the “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator. BlackRock, 100 Bellevue Parkway, Wilmington, DE 19809, also serves as the Fund’s sub-administrator.

Sterling Capital Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as the principal underwriter of the Fund’s shares. The Distributor may use the 12b-1 fees that it receives from the Fund to defray the costs of advancing commissions to brokers and to provide financial assistance in connection with marketing and distribution expenses such as pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.

The SAI has more detailed information about Sterling Capital and other service providers.

12

[GRAPHIC]	Shareholder Information

Choosing a Share Class

Class A and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Not all classes are available for purchase in your state. Your financial representative can help you decide which share class is best for you.

Class A Shares

•	Front-end sales charges, as described on page 27 and in the SAI.

•	Distribution and shareholder service (12b-1) fees of 0.25% of average daily net assets.

•	A deferred sales charge, as described on page 28 and in the SAI.

Class C Shares

•	No front-end sales charge; all your money goes to work for you right away.

•	Distribution and shareholder service (12b-1) fees of 1.00% of average daily net assets.

•	A deferred sales charge, as described on page 19.

•	Maximum investment for all Class C purchases: None.

For actual past expenses of each share class, see the Fund Summary earlier in this Prospectus.

Because 12b-1 fees are paid on an ongoing basis Class C shareholders could end up paying more expenses and receive lower dividends over the long term than if they had paid a front end sales charge.

The Fund also offers Institutional Shares, which have their own expense structure and are only available to Branch Banking and Trust Company, its affiliates and other financial service providers approved by the Fund for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity; to individuals or corporations investing $1,000,000 or more; or to employees of Sterling Capital. Individuals purchasing Institutional Shares through an intermediary approved by the Fund are not subject to the minimum initial investment amount for Institutional Shares. Call the Funds for more information (see back cover of this Prospectus).

Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and shareholder service (12b-1) fees, are borne solely by that share class.

13

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The per share net asset value (“NAV”) is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =

Total Assets – Liabilities

Number of Shares

Outstanding

Generally, you can find the Fund’s NAV daily at www.wsj.com/free. NAV is calculated separately for each class of shares.

The per share NAV is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund less any applicable sales charge as noted in the section on “Distribution Arrangements/Sales Charges.” This is what is known as the offering price.

The Fund intends to invest all of its assets in the Master Portfolio, in which case the Fund’s net asset value is calculated based upon the net asset value of the Master Portfolio. The registration statement for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. Although it does not presently intend to do so, to the extent that the Fund holds other securities, the Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is traded, but before the Fund’s NAV is calculated, prices will be based on fair value as determined by Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by Sterling Capital Funds’ Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Additional Information About the Fund – Fair Value Pricing Policies” on page 29.

14

Shareholder Information

Purchasing and Adding to Your Shares

You may purchase shares of the Fund through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Not all classes may be available for purchase in your state. Consult your investment representative or institution for specific information.

Account type	Minimum Initial Investment	Minimum Subsequent Investment
Class A or Class C only
Regular	$1,000	$0
Automatic Investment Plan	$25	$25

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks, and checks drawn on foreign currencies are not accepted. The Fund or the transfer agent has the right to reject cashier’s checks and official checks. In addition, bank starter checks are not accepted for initial purchase into the Fund.

Shares of the Fund have not been registered for sale outside of the U.S. The Fund generally does not sell shares to investors residing outside of the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund may waive its minimum purchase requirement. The Fund’s transfer agent may reject a purchase order if the transfer agent considers it in the best interests of the Fund and its shareholders.

Avoid Tax Withholding

The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified Taxpayer Identification Number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Taxpayer Identification Number (Social Security Number for most investors) on the account application.

15

Shareholder Information

Purchasing and Adding to Your Shares

(continued)

Instructions for Opening or Adding to an Account

By Mail

If purchasing shares through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Fund and he or she will complete and submit the necessary documentation. For all other purchases, follow the instructions below.

Initial Investment:

1.	Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.	Make check payable to “Sterling Capital Funds.”

3.	Mail to: Sterling Capital Funds

P.O. Box 9762, Providence, RI 02940-9762.

Subsequent Investments:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information on a piece of paper:

•	Sterling Capital Funds/Fund name

•	Share class

•	Amount invested

•	Account name

•	Account number

Include your account number on your check.

3.	Mail to: Sterling Capital Funds

P.O. Box 9762, Providence, RI 02940-9762.

By Overnight Service

See instructions 1-2 above for subsequent investments by mail.

1.	Mail to: Sterling Capital Funds

4400 Computer Drive, Westborough, MA 01581-1722.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (“ACH”) and may take up to ten days to clear. There is generally no fee for ACH transactions.

Electronic Purchases

Your bank must participate in ACH and must be a U.S. Bank. Your bank or broker may charge a fee for this service.

Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-228-1872 to arrange a transfer from your bank account.

Questions?

Call 1-800-228-1872 or your investment representative.

16

Purchasing and Adding to Your Shares

(continued)

Online

Shares can also be purchased online. If shares are purchased online, no sales charges will be paid on those shares.

Initial Investment:

1.	Using an internet browser, go to www.sterlingcapitalfunds.com and sign up for an account. It will ask you to provide a username and password for future access to your account information.

2.	Select the Fund and the number of shares you would like to purchase.

3.	Enter your banking information so that funds can be debited from your bank account to purchase the shares.

Subsequent Investments:

1.	Go to www.sterlingcapitalfunds.com and sign in to your account using the username and password you selected previously.

2.	See instructions 2-3 above for online initial investments.

By Wire Transfer

Note: Your bank may charge a wire transfer fee.

For initial investment:

Mail the completed application, along with a request for a confirmation number to P.O. Box 9762, Providence, RI 02940-9762.

For subsequent investments:

Please call 1-800-228-1872 to request wire instructions.

After instructing your bank to wire the funds, call 1-800-228-1872 to advise us of the amount being transferred and the name of your bank.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Automatic Investment Plan

You can make automatic investments in Class A or C Shares of the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $25 minimum required to open the account.

To invest regularly from your bank account:

•	Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form

•	Make sure you note:

•	Your bank name, address and account number

•	The amount you wish to invest automatically (minimum $25)

•	How often you want to invest (every month, 4 times a year, twice a year or once a year)

•	Attach a voided personal check.

Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

Directed Dividend Option

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another Sterling Capital Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

17

Anti-Money Laundering Program

The Fund’s transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Class A Shares have higher dividends than Class C Shares because Class A Shares have lower distribution expenses than Class C Shares. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).

18

Shareholder Information

Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. For more information, see section on “General Policies on Selling Shares” on page 21.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

When you sell Class C Shares, you will be charged a contingent deferred sales charge (“CDSC”) for any shares that have not been held for a sufficient length of time.

A CDSC of up to 1.00% of the purchase price will be charged to the following Class A shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) shareholders who purchased $1 million or more; (ii) employees of Sterling Capital Funds, BB&T and its affiliates; and (iii) shareholders who purchased shares online. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

Instructions for Selling Shares

If selling your shares through your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone (unless you have declined telephone sales privileges)

1.	Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone and Online Redemptions” on page 21).

Online

1.	Using an internet browser, go to www.sterlingcapitalfunds.com and sign in to your account.

2.	Select the account and fund you wish to sell.

3.	Enter the number of shares you wish to redeem. You may have your redemption proceeds mailed to the address of record or sent to your bank account via electronic transfer (ACH). Electronic transfers are only allowed if the banking privilege was previously set up on your account. (See “General Policies on Selling Shares — Verifying Telephone and Online Redemptions” on page 21).

By Mail

1.	Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

•	your Fund and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature

2.	Mail to: Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762.

By Overnight Service (See “General Policies on Selling Shares – Redemptions in Writing Requirements” on page 21)

1.	See instruction 1 above for selling your shares by mail.

2.	Mail to: Sterling Capital Funds, 4400 Computer Drive, Westborough, MA 01581-1722.

19

Selling Your Shares

(continued)

By Wire Transfer

You must indicate this option on your application.

The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, Sterling Capital Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

Call 1-800-228-1872 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

Electronic Redemptions

Your bank must participate in the ACH and must be a U.S. bank.

Your bank may charge a fee for this service.

Call 1-800-228-1872 to request an electronic redemption.

If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Auto Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

•	Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

•	Include a voided personal check.

•	Your account must have a value of $5,000 or more to start withdrawals.

•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

20

Shareholder Information

General Policies on Selling Shares

Redemptions In Writing Requirements

You must request redemption in writing if:

•	You are requesting redemption from an Individual Retirement Account (“IRA”).

You must request redemption in writing and obtain a Medallion Signature Guarantee if:

•	Your account registration or the name(s) on your account has changed within the last 10 business days; or

•	The check is not being mailed to the address on your account; or

•	The check is not being made payable to the owner(s) of the account; or

•	Your account address has changed within the last thirty days; or

•	The redemption proceeds are being transferred to another Fund account with different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.

A Medallion Signature Guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their Medallion Signature Guarantee. The transfer agent may reject any Medallion Signature Guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone and Online Redemptions

The Fund makes every effort to ensure that telephone and online redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Similarly, the online purchasing and redemption system uses a password and symbol authentication system to verify your identity and to attempt to prevent unauthorized use. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone or online redemption features, you may be responsible for any fraudulent telephone or online orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone and online transaction privileges, including purchases, redemptions and exchanges by telephonic instructions or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone or online, transaction requests may be made by regular mail.

Redemptions Within 15 Business Days of Investment

When you have made an investment by check or ACH, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the funds have cleared. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.

Postponement of Redemption Request

Payment for shares may be delayed under extraordinary circumstances as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your redemption request by standard or express mail.

Redemption in Kind

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account falls below $1,000, the Fund may ask you to increase your balance. If your account is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

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Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the Fund at the current NAV.

22

Shareholder Information

Distribution Arrangements/Sales Charges

Calculation of Sales Charges

Class A Shares

Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest is used to pay the sales charge and the remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates are as follows:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$ 50,000 up to $ 99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1	There is no initial sales charge on purchases of $1 million or more. However, a CDSC of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

A CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of Sterling Capital Funds, BB&T and its affiliates and (ii) shareholders who purchased shares online at www.sterlingcapitalfunds.com. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For (i) sales of over $1 million or more and (ii) sales to employees of Sterling Capital Funds, BB&T and its affiliates, if a sales charge was paid on such shares, broker-dealers may be paid a finder’s fee of up to 1.00% of the offering price of such shares up to and including $2.5 million, 0.5% of the offering price over $2.5 million and up to $5 million, and 0.25% of the offering price over $5 million.

Class C Shares

Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% CDSC at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

23

Shareholder Information

Distribution Arrangements/Sales Charges

(continued)

Sales Charge Reductions and Waivers

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

•

Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent. You may include your accumulated holdings (as described and calculated under “Rights of Accumulation” below) for purposes of meeting the LOI investment amount.

•

Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

•

Combination Privilege. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

Class A Shares

The following qualify for waivers or reductions of sales charges:

•	Existing shareholders of the Fund upon the reinvestment of dividend and capital gain distributions;

•

Officers, trustees, directors, advisory board members, employees and retired employees of the Sterling Capital Funds, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Sub-Advisers (and spouses, children and parents of each of the foregoing);

•	Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

•

Sterling Capital Fund shares purchased with proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a Sterling Capital Fund subject to a sales load);

•	Class A Shares purchased directly from the Fund online at www.sterlingcapitalfunds.com.

•	Investors who beneficially hold Institutional shares of any Fund of the Sterling Capital Funds;

•	Investors who purchase shares of the Fund through a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchase of shares or any other employer-sponsored plan; and

•	Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies.

The Distributor may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers and reductions.

Reinstatement Privilege

If you have sold Class A Shares or Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.

24

Shareholder Information

Distribution Arrangements/Sales Charges

(continued)

Class C Shares

The CDSC will be waived under certain circumstances, including the following:

•	Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70  1/2.

•	Redemptions from accounts following the death or disability of the shareholder.

•	Returns of excess contributions to retirement plans.

•	Distributions of less than 12% of the annual account value under the Auto Withdrawal Plan.

•	Shares issued in a plan of reorganization sponsored by Sterling Capital, or shares redeemed involuntarily in a similar situation.

Current information regarding sales charges and breakpoints is available on the Funds’ Web site at www.sterlingcapitalfunds.com.

Distribution and Shareholder Service (12b-1) Fees

12b-1 fees compensate financial intermediaries, including banks, brokers and other investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

•	The 12b-1 and shareholder servicing fees vary by share class as follows:

•	Class A Shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Fund.

•	Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

•	The higher 12b-1 fee on Class C Shares, together with the CDSC, defrays the costs of advancing brokerage commissions to investment representatives.

•	The Distributor may use up to 0.25% of the 12b-1 fee for expenses related to shareholder servicing and up to 0.75% for distribution expenses.

Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund’s assets on an ongoing basis.

Distribution and Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial intermediaries and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements” are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this Prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a financial intermediary’s examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial intermediary’s list of mutual funds available for purchase by its clients; (3) fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that the Fund will receive for the sale of shares.

25

Networking and Sub-Transfer Agency Fees

The Fund may also directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Payments made pursuant to such agreements may include fees in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor.

Shareholder Information

Exchanging Your Shares

You can exchange your shares in the Fund for shares of the same class of another Sterling Capital Fund, usually without paying additional sales charges (see “Notes on Exchanges” below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Sterling Capital Fund to another are taxable. Class A and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Class C Shares may not be exchanged for Class A Shares. Please consult the Institutional Shares prospectus for more information. No transaction fees are currently charged for exchanges.

Systematic Exchanges

You may use the Fund’s Systematic Exchange feature to purchase shares at regular intervals, by exchanging shares from one Sterling Capital Fund for shares of the same class of another Sterling Capital Fund. You must meet the minimum investment requirements described below. Exchanges will continue as long as your balance is sufficient to complete the systematic transfer, subject to Sterling Capital Funds’ “Closing of Small Accounts” policy described in “General Policies on Selling Shares” on page 21. To participate in the Systematic Exchange feature:

•	Complete the appropriate section of the Account Application.

•	Keep a minimum of $10,000 in your Sterling Capital Funds account and $1,000 in the Fund whose shares you are buying.

To change the Systematic Exchange instructions or to discontinue the feature, you must send a written request to Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762, by calling 1-800-228-1872, or by visiting www.sterlingcapitalfunds.com. Please provide the following information:

•	Your name and telephone number,

•	The exact name on your account and account number,

•	Taxpayer identification number (usually your Social Security number),

•	Dollar value or number of shares to be exchanged,

•	The name of the Fund from which the exchange is to be made, and

•	The name of the Fund into which the exchange is being made.

See “Selling Your Shares” on page 19 for important information about telephone and online transactions.

Notes on Exchanges

•	When exchanging from a Sterling Capital Fund that has no sales charge or a lower sales charge to a Sterling Capital Fund with a higher sales charge, you will pay the difference.

•	The registration and tax identification numbers of the two accounts must be identical.

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•	The exchange privilege (including systematic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

•	Be sure to read carefully the Prospectus of any Sterling Capital Fund into which you wish to exchange shares.

Cost Basis Reporting

Upon the redemption or exchange of your Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through distribution reinvestments, on or after January 1, 2012. Such reporting is not required for shares held in a non-taxable (retirement or other tax-exempt) account. Cost basis is typically the price you pay for your shares (including reinvested distributions), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account. Please consult your tax advisor to determine which available cost basis method is best for you.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please visit the Fund website www.sterlingcapitalfunds.com or consult your financial intermediary, as appropriate, for more information regarding the available methods for cost basis reporting and how to select a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis on Fund shares acquired prior to January 1, 2012.

Market Timing Policies

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Fund.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends, Distributions and Taxes

Please consult your tax adviser regarding federal, state, local, foreign or other taxes applicable to you, in light of your particular circumstances. Below we have summarized some important federal tax issues that affect the Fund and its shareholders. Your investment in the Fund may have other tax implications. This summary is based on current tax laws, which may change.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

27

Distributions. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Because the Fund invests all of its assets in the Master Portfolio which is treated as a partnership for U.S. federal income tax purposes, the Fund’s distributable income and gains will normally consist of income and gains realized by the Master Portfolio and allocated to (or otherwise taken into account by) the Fund. Fund distributions derived from investment income realized by the Master Portfolio are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Master Portfolio owned the investments that generated them, rather than how long you have owned your Fund shares. Tax rules can alter the Master Portfolio’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments owned by the Master Portfolio for more than one year over net short-term capital losses) that is allocable to the Fund will be taxable as long-term capital gains if those distributions are properly reported by the Fund as capital gain dividends. Distributions of gains allocable to the Fund from the sale of investments the Master Portfolio owned for one year or less will generally be taxable as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at each of the shareholder and Master Portfolio levels. Long-term capital gains rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applicable to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. The special tax treatment of qualified dividend income and these reduced long-term capital gain rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions of investment income and capital gains may be subject to state and local taxes as well.

Sterling Capital Funds will send you a statement each year showing the tax status of all your distributions. Distributions may vary considerably from year to year.

Foreign Taxation. The Master Portfolio’s investment in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains. Such taxes will reduce the Master Portfolio’s yield on those securities. If more than 50% of the value of the Master Portfolio’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your U.S. federal income tax return, subject to certain limitations.

Special Considerations for Non-U.S. Shareholders. In general, dividends other than capital gain dividends paid to a shareholder that is not a “United States person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Sales, Exchanges and Redemptions of Shares. A sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares will generally be subject to federal income tax as capital gains. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as a capital loss.

Backup Withholding. The Fund generally is required to withhold and to remit to the U.S. Treasury under the backup withholding rules a percentage of the proceeds of share sales, exchanges, or redemptions made by, and dividends and other distributions paid to, any individual shareholder who (i) fails to properly furnish the Fund with correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

General. Generally, the Portfolio Managers of the Master Portfolio do not consider taxes when deciding to buy or sell securities.

The tax information in this Prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant in light of their own particular circumstances, including possible state, local, and foreign taxes.

28

More information about taxes is in the Fund’s SAI.

Additional Information About the Fund

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of a Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. For information regarding the Master Portfolio’s fair value pricing policies, see the SAI.

Disclosure of Portfolio Holdings

Information regarding both the Fund and the Master Portfolio’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

29

Householding

In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. This process is commonly known as “householding.” If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies to you within 30 days of our receipt of your request to discontinue householding.

30

Other Information About the Fund	Sterling Capital International Index Fund

Financial Highlights

Financial highlights for the Fund are not presented because the Fund has not yet begun investment operations prior to the date of this prospectus.

31

For more information about the Fund, the following documents are available free, upon request:

Annual/Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of annual and semi-annual reports, when available, and the SAI, Prospectuses of other members of the Sterling Capital Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund or contact the Fund at:

Sterling Capital Funds

P.O. Box 9762

Providence, RI 02940-9762

Telephone: 1-800-228-1872

Internet: http://www.sterlingcapitalfunds.com*

*	The Fund’s Web site is not part of this Prospectus.

You can review the Fund’s annual and semi-annual reports, when available, and SAI at the Public Reference Room of the SEC (for information call 1-202-551-8090). You can get text-only copies:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request: publicinfo@sec.gov.

•	Free from the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no. 811-06719.

PRO – INTER – 0112

32

[STERLING CAPITAL FUNDS LOGO]

Sensible Investing for Generations®

PROSPECTUS

INTERNATIONAL INDEX FUND

INSTITUTIONAL SHARES

JANUARY 17, 2012

Questions?

Call 1-800-228-1872

or your investment representative.

The U.S. Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

1

Sterling Capital Funds	Table of Contents

	[LOGO]	Fund Summary

Carefully review this important section which summarizes the Fund’s objectives, fees, principal investment strategies and risks, past performance, management, how to buy and sell fund shares, tax information and payments to broker-dealers.		3	International Index Fund
	[LOGO]	Additional Investment Strategies and Risks

Review this section for additional information on investment strategies and their risks.		6	Principal Strategies
		6	Principal Risks
		8	Non-Principal Strategies
		9	Non-Principal Risks

	[LOGO]	Fund Management

Review this section for details on the people and organizations who oversee the Fund.		11	The Investment Adviser
		11	Portfolio Managers
		12	The Administrator and Underwriter

	[LOGO]	Shareholder Information

Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges, and payments of dividends and distributions.		13	Choosing a Share Class
		14	Pricing of Fund Shares
		15	Purchasing and Adding to Your Shares
		17	Selling Your Shares
		18	General Policies on Selling Shares
		19	Distribution Arrangements/Sales Charges
		19	Exchanging Your Shares
		20	Cost Basis Reporting
		20	Market Timing Policies
		21	Dividends, Distributions and Taxes
		22	Additional Information About the Fund

	[LOGO]	Other Information About the Fund

		24	Financial Highlights

2

Sterling Capital International Index Fund

Institutional Shares

Investment Objective

The Fund seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of fees and expenses.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees1 (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.01%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.57%
Total Annual Fund Operating Expenses	0.58%

1	The Shareholder Fees and Annual Fund Operating Expenses tables reflect the expenses of both the Master International Index Series, a series of Quantitative Master Series LLC (the “Master Portfolio”) and the Fund.
2	Because the Fund is new, the amount shown for “Other Expenses” is based on estimated amounts for the current fiscal year.

Example1

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$59	$186

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Institutional Shares	$59	$186

1	The example reflects the expenses of both the Master Portfolio and the Fund.

Portfolio Turnover

The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs at the Master Portfolio level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. High turnover rates can also result in higher taxes to Fund shareholders that hold shares in a taxable account. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 8% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund presently invests all of its assets in the Master Portfolio, which is a series of Quantitative Master Series, LLC, an open-end, management investment company. The Master Portfolio has substantially the same investment objective as the Fund. For simplicity’s sake, all discussions of the Fund’s investment objective, strategies, and risks refer also to the Master Portfolio’s objective, strategies, and risks, unless otherwise indicated.

The Master Portfolio will not attempt to buy or sell securities based on the economic, financial or market analysis of the investment manager to the Master Portfolio, but will employ a “passive” investment approach. This means that the investment manager of the Master Portfolio will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before deduction of expenses. The Master Portfolio will buy or sell securities only when its investment manager believes it is necessary to do so in order to match the performance of the MSCI EAFE Index.

The Master Portfolio will be substantially invested in securities of the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. Under normal circumstances, the Master Portfolio expects to invest more than 80% of its assets in securities that are included in the MSCI EAFE Index. The Master Portfolio may change its target index if the investment manager of the Master Portfolio determines that a different index would better enable the Master Portfolio to match the performance of the market segment represented by the current index.

The Master Portfolio will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE Index. However, the Master Portfolio may not invest in all of the companies within a country represented in the MSCI EAFE Index or in the same weightings as the MSCI EAFE Index. Instead, the Master Portfolio may invest in a sample of equity securities included in the MSCI EAFE Index and in derivative instruments correlated with components of the MSCI EAFE Index as a whole based on a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the MSCI EAFE Index with fewer transaction costs than would be incurred through full replication.

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Master/Feeder Structure. While Sterling Capital is the Fund’s named investment adviser, Sterling Capital receives no management fee, and has no day-to-day management duties while the Fund is fully invested in a separate open-end management investment company, such as the Master Portfolio, that has a substantially similar investment objective as the Fund. BlackRock serves as investment adviser for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

Master/Feeder Fund Expenses. The feeder funds that invest in the Master Portfolio bear the Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions. Because the Fund invests all of its assets in the Master Portfolio, the Fund and its shareholders will bear the fees and expenses for the Fund and the Master Portfolio, with the result that the Fund’s expenses may be higher than those of other mutual funds that invest directly in securities.

Principal Risks

The following are the principal risks of the Fund, which the Fund is exposed to through its investment in the Master Portfolio. Except as otherwise stated, references in this section to “the Fund” or “a Fund” relate to the Fund and the Master Portfolio.

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk: The possibility that the Fund’s investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political, social or economic conditions, lack of timely and reliable financial information and other factors. Investments in the securities of foreign issuers also entail risks such as market illiquidity, high trading costs, restrictions and limits on foreign ownership, limited legal recourse, prohibitions on the repatriation of foreign currencies and other considerations. Income that the Fund receives from investing in foreign securities may be subject to withholding and other taxes, which reduces the yield. In addition, foreign settlement procedures and trade regulators involve increased risk (such as delay in payment or delivery or securities). Custodial and/or settlement systems may not be fully developed in certain foreign markets, which involves additional risks.

Index Fund Risk: An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the MSCI EAFE Index as closely as possible, it will tend to underperform the MSCI EAFE Index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Selection Risk: Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Middle Capitalization Company Risk: Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

For more information about the Fund’s risks, please see the Fund’s prospectus or Statement of Additional Information (“SAI”).

Performance

Performance information gives some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of this prospectus.

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Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”)

Investment Adviser to the Master Portfolio

BlackRock Advisors, LLC (“BlackRock”) serves as the investment adviser to the Master Portfolio. The Master Portfolio’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Managers1

Edward Corallo

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2010

Christopher Bliss, CFA, CPA

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2011

Jennifer Hsui, CFA

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2011

Creighton Jue, CFA

Managing Director of BlackRock, Inc.

Portfolio Manager of the Master Portfolio since 2011

1	The Fund invests all of its assets directly in the Master Portfolio, for which BlackRock serves as investment adviser. Ms. Hsui and Messrs. Corallo, Bliss and Jue, employees of BlackRock and BlackRock, Inc., are responsible for coordinating the portfolio management of the Master Portfolio.

Purchase and Sale of Fund Shares

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment
Regular Account	$1,000,000	$0

*	Investors and employees of Sterling Capital purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Additional Investment Strategies and Risks

The Fund and the Master Portfolio invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following sections describe the securities and techniques the Fund and Master Portfolio use, as well as the main risks they pose. You may also consult the SAI for additional details regarding these and other permissible investments. The following sections include a more complete discussion of the types of risks inherent in the securities and investment techniques listed below as well as those risks discussed in “Strategy, Risks and Performance.” Because of these risks, the value of the securities held by the Fund and the Master Portfolio may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others. Except as otherwise stated, references in the risks to “the Fund” or “a Fund” relate to the Fund and the Master Portfolio.

Principal Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. As a matter of non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in an equity index selected by Sterling Capital or another investment company that invests substantially all of its assets in such a manner. This policy will not be changed without at least 60 days’ written notice to shareholders.

The Master Portfolio will be substantially invested in securities of the MSCI EAFE Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. Under normal circumstances, the Master Portfolio expects to invest more than 80% of its assets in securities that are included in the MSCI EAFE Index. It does not seek to “beat” the market it tracks. BlackRock makes no attempt to apply economic, financial, or market analysis when managing the Master Portfolio.

The MSCI EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the MSCI EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the MSCI EAFE Index among these countries is based upon each country’s relative market capitalizations, and not its gross domestic product, which means that the MSCI EAFE Index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the MSCI EAFE Index are chosen by MSCI, Inc. (“MSCI”) based on market capitalization, trading activity and the overall mix of industries represented in the MSCI EAFE Index, among other factors. The MSCI EAFE Index is generally considered broadly representative of the performance of stocks traded in the developed international markets. MSCI’s selection of a stock for the MSCI EAFE Index does not mean that MSCI believes the stock to be an attractive investment. The MSCI EAFE Index had a market capitalization of between $213.9 million and $194.7 billion as of November 30, 2011.

Master/Feeder Structure. While Sterling Capital is the Fund’s named investment adviser, Sterling Capital receives no management fee, and has no day-to-day management duties while the Fund is fully invested in a separate open-end management investment company, such as the Master Portfolio, that has a substantially similar investment objective as the Fund. BlackRock serves as investment adviser for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.

Master/Feeder Fund Expenses. The feeder funds that invest in the Master Portfolio bear the Master Portfolio’s expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions. Because the Fund invests all of its assets in the Master Portfolio, the Fund and its shareholders will bear the fees and expenses for the Fund and the Master Portfolio, with the result that the Fund’s expenses may be higher than those of other mutual funds that invest directly in securities.

Feeder Fund Rights. Under the master/feeder structure, Sterling Capital, the Fund’s Adviser, may withdraw the Fund’s assets from the Master Portfolio if the Fund’s Board of Trustees determines that doing so is in shareholders’ best interests. If the Adviser withdraws the Fund’s assets, it would then consider whether it should assume day-to-day management, invest in another master portfolio, or recommend other action to the Fund’s Board of Trustees.

Principal Risks

The following are principal risks.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall

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market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign Securities Risk. Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Foreign Taxation – The Fund may be subject to foreign taxes on dividends and interest payable on foreign securities and on gains realized on disposition of those securities; such taxes will reduce the Fund’s yield on those securities.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations do in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

Index Fund Risk. An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the MSCI EAFE Index as closely as possible, it will tend to underperform the MSCI EAFE Index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Middle Capitalization Company Risk. Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Non-Principal Strategies

The following descriptions provide additional information about non-principal investment strategies or practices.

Borrowing: The Master Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

Depositary Receipts: The Master Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Master Portfolio may invest in unsponsored depositary receipts.

Derivatives: The Master Portfolio may invest in derivative instruments. The Master Portfolio may at times invest a significant portion of its assets in options and futures contracts correlated with market indices or countries within the MSCI EAFE index. Derivatives allow the Master Portfolio to increase or decrease its exposure to international stocks quickly and at less cost than buying or selling stocks. The Master Portfolio will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Master Portfolio may enter into short sales in order to adjust the weighting of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index. The Master Portfolio may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns.

Illiquid/Restricted Securities: The Master Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (i.e., Rule 144A securities). They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not the general public.

Investment Companies: The Master Portfolio has the ability to invest in other investment companies, such as exchange traded funds, unit investment trusts, and open-end and closed-end funds. The Master Portfolio may invest in affiliated investment companies, including affiliated money market funds and affiliated exchange traded funds.

Real Estate Investment Trusts (“REITs”): The Master Portfolio may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest

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payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”).

Repurchase Agreements: The Master Portfolio may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price.

Securities Lending: The Master Portfolio may lend securities with a value of up to 33 1/3% of the Master Portfolio’s total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.

Short-Term Money Market Instruments: The Master Portfolio may invest in short-term money market instruments such as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. government, its agencies and instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations, repurchase agreements and commingled short-term liquidity funds. To the extent a Master Portfolio invests in short-term money market instruments, it will generally also invest in options, futures or other derivative instruments in order to maintain full exposure to the MSCI EAFE Index at all times.

Non-Principal Risks

The following are non-principal risks.

Borrowing Risk. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Depositary Receipts Risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Fund’s investment manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to federal income tax.

Expense Risk. The Fund’s expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Leverage Risk. Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

REIT Investment Risk. In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk. Because making short sales in securities that it does not own exposes the Fund to risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Fund may pay transaction costs and borrowing fees in connection with short sales. The Fund may also incur dividend expense representing the dividends paid to lenders of borrowed securities. The amount of such expense will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.

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Fund Management

The Investment Adviser

Adviser to the Fund. Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) is the investment adviser for the Fund. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2011, Sterling Capital had approximately $33.8 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

The Sterling Capital Funds and Sterling Capital have obtained exemptive relief from the Securities and Exchange Commission (“SEC”) that permits Sterling Capital, subject to certain conditions, including the one-time prior approval of the Sterling Capital Funds’ Board of Trustees and shareholders, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements on behalf of the Sterling Capital Funds without shareholder approval. Sterling Capital has received the one-time approval from the Sterling Capital Funds’ Board of Trustees and shareholders. Pursuant to the exemptive relief from the SEC, Sterling Capital now has the ability to change the fee payable to a sub-adviser or appoint a new sub-adviser at a fee different than that paid to the current sub-adviser, which in turn may result in a different fee retained by Sterling Capital. Such relief has been granted only with respect to unaffiliated sub-advisers.

Under its Investment Advisory Agreement with respect to the International Index Fund, Sterling Capital exercises general oversight over the investment performance of the Fund. Sterling Capital will advise the Board of Trustees if investment of all of the Fund’s assets in shares of the Master Portfolio is no longer an appropriate means of achieving the Fund’s investment objective. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Trustees of the Fund determines that such action is in the best interests of the Fund and its shareholders. For periods in which all the Fund’s assets are invested in the Master Portfolio, Sterling Capital may receive an investment advisory fee from the Fund. Sterling Capital has waived that fee through April 30, 2013. If Sterling Capital assumes active management of the Fund, after April 30, 2013, the investment advisory fee may be increased to 0.50% of average net assets under Sterling Capital’s investment advisory agreement with the Fund.

A discussion regarding the basis for the Board of Trustees of Sterling Capital Funds approving the Investment Advisory Agreement with Sterling Capital will be available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2012.

Adviser to the Master Portfolio. BlackRock, investment manager to the Master Portfolio, manages the Master Portfolio’s investments and its business operations subject to the oversight of the Quantitative Master Series LLC’s Board of Directors. While BlackRock is ultimately responsible for the management of the Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock is located at 100 Bellevue Parkway, Wilmington, DE 19809.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Investment Management, LLC (“BIM”), a registered investment adviser organized in 1999 and an affiliate of BlackRock, acts as sub-adviser to each Series. BlackRock and its affiliates had approximately $3.345 trillion in investment company and other portfolio assets under management as of September 30, 2010.

Portfolio Managers

The Master Portfolio is managed by a team of financial professionals. Information about Edward Corallo, Christopher Bliss, CFA, CPA, Jennifer Hsui, CFA and Creighton Jue, CFA, the portfolio managers, is provided below. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Master Portfolio’s portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio’s portfolio.

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Edward Corallo has been a Managing Director of, and head of portfolio management in the Index Equity Group at, BlackRock, Inc. since 2009. Mr. Corallo previously was a principal of Barclays Global Investors (“BGI”) from 1998 to 2009. Mr. Corallo has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2010.

Christopher Bliss, CFA, CPA has been a Managing Director of BlackRock, Inc. since 2009 and was a Director of BlackRock, Inc. in 2009. Mr. Bliss previously was a principal of BGI from 2005 to 2009 and an associate of BGI from 2004 to 2005. Mr. Bliss has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2011.

Jennifer Hsui, CFA has been a Managing Director of BlackRock, Inc. since 2010 and was a Director of BlackRock, Inc. from 2009 to 2010. Ms. Hsui was previously a principal of BGI from 2007 to 2009 and an associate of BGI from 2006 to 2007. Ms. Hsui has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2011.

Creighton Jue, CFA has been a Managing Director of BlackRock, Inc. since 2010 and was a Director of BlackRock, Inc. from 2009 to 2010. Mr. Jue was previously a principal of BGI from 2004 to 2009. Mr. Jue has been one of the portfolio managers primarily responsible for the day-to-day management of the Master Portfolio since 2011.

The Fund’s SAI provides additional information about the compensation of the portfolio managers, other accounts they manage and their ownership of shares of the Master Portfolio.

The Administrator and Underwriter

Sterling Capital Management LLC (the “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator. BlackRock, 100 Bellevue Parkway, Wilmington, DE 19809, also serves as the Fund’s sub-administrator.

Sterling Capital Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as the principal underwriter of the Fund’s shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.

The SAI has more detailed information about Sterling Capital and other service providers.

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Shareholder Information

Choosing a Share Class

Sterling Capital Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Institutional Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of the Institutional Shares:

Institutional Shares

•	No sales charges.

•	No distribution and shareholder service (12b-1) fees.

•

Available only to Branch Banking and Trust Company and its affiliates and other financial service providers or intermediaries approved by the Fund for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity; to individuals or corporations investing $1,000,000 or more; or to employees of Sterling Capital.

For actual past expenses of the Institutional Shares, see the Fund Summary earlier in this Prospectus.

The Fund also offers Class A and Class C Shares, each of which has its own expense structure. Class A and Class C Shares are available to investors who are fiduciary clients of Branch Banking and Trust Company and who are not otherwise eligible for Institutional Shares. Call the Funds for more information (see back cover of this Prospectus).

Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and shareholder service (12b-1) fees, are borne solely by that share class.

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Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The per share net asset value (“NAV”) is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

NAV =

Total Assets – Liabilities

Number of Shares

Outstanding

Generally, you can find the Fund’s NAV daily at www.wsj.com/free. NAV is calculated separately for each class of shares.

The per share NAV is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund. This is what is known as the offering price.

The Fund intends to invest all of its assets in the Master Portfolio, in which case the Fund’s net asset value is calculated based upon the net asset value of the Master Portfolio. The registration statement for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. Although it does not presently intend to do so, to the extent that the Fund holds other securities, the Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is traded, but before the Fund’s NAV is calculated, prices will be based on fair value as determined by Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by Sterling Capital Funds’ Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Additional Information About the Fund – Fair Value Pricing Policies” on page 22.

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Purchasing and Adding to Your Shares

You may purchase Institutional Shares of the Fund through procedures established by the Fund in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund.

These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also may be purchased online at www.sterlingcapitalfunds.com.

The minimum initial investment in Institutional Shares of the Fund is $1,000,000*. An Institutional shareholder’s minimum investment can be calculated by combining all accounts he/she maintains with Sterling Capital Funds.

*	Investors and employees of Sterling Capital purchasing Shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund are not subject to a minimum initial investment requirement.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash, traveler’s checks, and checks drawn on foreign currencies are not accepted. The Fund or the transfer agent has the right to reject cashier’s checks and official checks. In addition, bank starter checks are not accepted for initial purchase into the Fund.

Shares of the Fund have not been registered for sale outside of the U.S. The Fund generally does not sell shares to investors residing outside of the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Automatic Investment Plan

You can make automatic investments in Institutional Shares of the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the minimum amount required to open the account.*

To invest regularly from your bank account:

•	Complete the Automatic Investment Plan portion on your account application or the supplemental sign-up form.

•	Make sure you note:

•	Your bank name, address and account number

•	The amount you wish to invest automatically (minimum $25)

•	How often you want to invest (every month, 4 times a year, twice a year or once a year)

•	Attach a voided personal check.

Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

*	Investors and employees of Sterling Capital purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Distributor are not subject to a minimum initial investment requirement.

Anti-Money Laundering Program

The Fund’s transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person’s) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund and the transfer agent each reserve the right to refuse to open your account, to close your account or to take such other action as they deem reasonable or required by law.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

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Distributions are made on a per share basis regardless of how long you have owned your shares. The distribution will be taxable to you even if it is paid from income or gains earned by the Fund before your investment (and thus was included in the price you paid).

Avoid Tax Withholding

The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified Taxpayer Identification Number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Taxpayer Identification Number (Social Security Number for most investors) on the account application.

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Selling Your Shares

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. For more information, see section on “General Policies on Selling Shares” on page 18.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Instructions for Selling Shares

If selling your shares through a financial institution or your financial adviser or broker, you should inquire about redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. Normally you will receive your proceeds within a week after your request is received. For all other sales transactions, follow the instructions below.

By Telephone (unless you have declined telephone sales privileges)

1.	Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “General Policies on Selling Shares — Verifying Telephone and Online Redemptions” on page 18).

By Mail

1.	Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

•	your Fund and account number

•	amount you wish to redeem

•	address where your check should be sent

•	account owner signature

2.	Mail to: Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762.

By Overnight Service (See “General Policies on Selling Shares – Redemptions in Writing Requirements” on page 18)

1.	See instruction 1 above for selling shares by mail.

2.	Mail to: Sterling Capital Funds, 4400 Computer Drive, Westborough, MA 01581-1722.

By Wire Transfer

You must indicate this option on your application.

The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, Sterling Capital Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

Call 1-800-228-1872 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

Electronic Redemptions

Your bank must participate in the Automated Clearing House (“ACH”) and must be a U.S. bank.

Your bank may charge a fee for this service.

Call 1-800-228-1872 to request an electronic redemption.

If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Online

1. Using an internet browser, go to www.sterlingcapitalfunds.com and sign in to your account.

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2. Select the account and fund you wish to sell.

3. Enter the number of shares you wish to redeem. You may have your redemption proceeds mailed to the address of record or sent to your bank account via electronic transfer (ACH). Electronic transfers are only allowed if the banking privilege was previously set up on your account. (See “General Policies on Selling Shares — Verifying Telephone and Online Redemptions” on page 18).

Auto Withdrawal Plan for Institutional Shares

You can receive automatic payments from your Institutional Shares account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

•	Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

•	Include a voided personal check.

•	Your account must have a value of $5,000 or more to start withdrawals.

•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

General Policies on Selling Shares

Redemptions In Writing Requirements

You must request redemption in writing and obtain a Medallion Signature Guarantee if:

•	Your account registration or the name(s) on your account has changed within the last 10 business days; or

•	The check is not being mailed to the address on your account; or

•	The check is not being made payable to the owner(s) of the account; or

•	Your account address has changed within the last ten business days; or

•	The redemption proceeds are being transferred to another Fund account with different registration; or

•	The redemption proceeds are being wired to bank instructions currently not on your account.

A Medallion Signature Guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their Medallion Signature Guarantee. The transfer agent may reject any Medallion Signature Guarantee if it believes the transaction would otherwise be improper.

Verifying Telephone and Online Redemptions

The Fund makes every effort to ensure that telephone and online redemptions are made only by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Similarly, the online purchasing and redemption system uses a password and symbol authentication system to verify your identity and to attempt to prevent unauthorized use. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone or online redemption features, you may be responsible for any fraudulent telephone or online orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions. Telephone and online transaction privileges, including purchases, redemptions and exchanges by telephonic instructions or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone or online, transaction requests may be made by regular mail.

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Redemptions Within 15 Business Days of Investment

When you have made an investment by check or ACH, the proceeds of your redemption may be held up to 15 business days until the transfer agent is satisfied that the funds have cleared. You can still avoid this delay by purchasing shares with a certified check or federal funds wire.

Postponement of Redemption Request

Payment for shares may be delayed under extraordinary circumstances as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your redemption request by standard or express mail.

Redemption in Kind

The Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

Closing of Small Accounts

If your account holding Institutional Shares falls below $1,000,000, the Fund may ask you to increase your balance. If your account is still below $1,000,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as “undeliverable” or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money will be reinvested in the Fund at the current NAV.

Distribution Arrangements/Sales Charges

Distribution and Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial intermediaries and other persons for the sale and distribution of the shares and/or for the servicing of the shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements” are payments over and above any sales charges (including Rule 12b-1 fees) and service fees paid by the Fund, which are disclosed elsewhere in this Prospectus. These additional cash payments made by the Adviser may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a financial intermediary’s examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial intermediary’s list of mutual funds available for purchase by its clients; (3) fees for providing assistance in promoting the sale of shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for shares or the amount that the Fund will receive for the sale of shares.

Networking and Sub-Transfer Agency Fees

The Fund may also directly enter into agreements with financial intermediaries pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such financial intermediary. Payments made pursuant to such agreements may include fees in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor.

Exchanging Your Shares

You generally can exchange your shares in the Fund for shares of the same class of another Sterling Capital Fund, usually without paying additional sales charges (see “Notes on Exchanges” below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Sterling Capital Fund to another are taxable. Institutional Shares may also

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be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares of each Fund may not be exchanged for Class C Shares. No transaction fees are currently charged for exchanges. Furthermore, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Please consult the Class A and Class C prospectus for more information.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to Sterling Capital Funds, P.O. Box 9762, Providence, RI 02940-9762, or by calling 1-800-228-1872. Please provide the following information:

•	Your name and telephone number,

•	The exact name on your account and account number,

•	Taxpayer identification number (usually your Social Security number),

•	Dollar value or number of shares to be exchanged,

•	The name of the Fund from which the exchange is to be made, and

•	The name of the Fund into which the exchange is being made.

See “Selling Your Shares” on page 17 for important information about telephone and online transactions.

Notes on Exchanges

•	When exchanging from a Sterling Capital Fund that has no sales charge or a lower sales charge to a Sterling Capital Fund with a higher sales charge, you will pay the difference.

•	The registration and tax identification numbers of the two accounts must be identical.

•	The exchange privilege (including systematic exchanges) may be changed or eliminated at any time upon 60 days’ notice to shareholders.

•	Be sure to read carefully the Prospectus of any Sterling Capital Fund into which you wish to exchange shares.

Cost Basis Reporting

Upon the redemption or exchange of your Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through distribution reinvestments, on or after January 1, 2012. Such reporting is not required for shares held in a non-taxable (retirement or other tax-exempt) account. Cost basis is typically the price you pay for your shares (including reinvested distributions), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account. Please consult your tax advisor to determine which available cost basis method is best for you.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please visit the Fund website www.sterlingcapitalfunds.com or consult your financial intermediary, as appropriate, for more information regarding the available methods for cost basis reporting and how to select a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis on Fund shares acquired prior to January 1, 2012.

Market Timing Policies

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the

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effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in the omnibus accounts and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Fund.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends, Distributions and Taxes

Please consult your tax adviser regarding federal, state, local, foreign or other taxes applicable to you, in light of your particular circumstances. Below we have summarized some important federal tax issues that affect the Fund and its shareholders. Your investment in the Fund may have other tax implications. This summary is based on current tax laws, which may change.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Distributions. For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Because the Fund invests all of its assets in the Master Portfolio which is treated as a partnership for U.S. federal income tax purposes, the Fund’s distributable income and gains will normally consist of income and gains realized by the Master Portfolio and allocated to (or otherwise taken into account by) the Fund. Fund distributions derived from investment income realized by the Master Portfolio are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Master Portfolio owned the investments that generated them, rather than how long you have owned your Fund shares. Tax rules can alter the Master Portfolio’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gains from the sale of investments owned by the Master Portfolio for more than one year over net short-term capital losses) that is allocable to the Fund will be taxable as long-term capital gains if those distributions are properly reported by the Fund as capital gain dividends. Distributions of gains allocable to the Fund from the sale of investments the Master Portfolio owned for one year or less will generally be taxable as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at each of the shareholder and Master Portfolio levels. Long-term capital gains rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applicable to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. The special tax treatment of qualified dividend income and these reduced long-term capital gain rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the Fund, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Distributions of investment income and capital gains may be subject to state and local taxes as well.

Sterling Capital Funds will send you a statement each year showing the tax status of all your distributions. Distributions may vary considerably from year to year.

Foreign Taxation. The Master Portfolio’s investment in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains. Such taxes will reduce the Master Portfolio’s yield on those securities. If more than 50% of the value of the

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Master Portfolio’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your U.S. federal income tax return, subject to certain limitations.

Special Considerations for Non-U.S. Shareholders. In general, dividends other than capital gain dividends paid to a shareholder that is not a “United States person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Sales, Exchanges and Redemptions of Shares. A sale, exchange or redemption of your Fund shares is a taxable event. Any gain resulting from a sale, exchange or redemption of your Fund shares will generally be subject to federal income tax as capital gains. Any loss from the sale, exchange or redemption of your Fund shares will generally be treated as a capital loss.

Backup Withholding. The Fund generally is required to withhold and to remit to the U.S. Treasury under the backup withholding rules a percentage of the proceeds of share sales, exchanges, or redemptions made by, and dividends and other distributions paid to, any individual shareholder who (i) fails to properly furnish the Fund with correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

General. Generally, the Portfolio Managers of the Master Portfolio do not consider taxes when deciding to buy or sell securities.

The tax information in this Prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. Shareholders are urged to consult with their tax advisers to determine the tax considerations that are relevant in light of their own particular circumstances, including possible state, local, and foreign taxes.

More information about taxes is in the Fund’s SAI.

Additional Information About the Fund

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of a Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. For information regarding the Master Portfolio’s fair value pricing policies, see the SAI.

Disclosure of Portfolio Holdings

Information regarding both the Fund and the Master Portfolio’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

Householding

In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. This process is commonly known as

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“householding.” If you do not wish to receive individual copies of these documents, please call 1-800-228-1872, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies to you within 30 days of our receipt of your request to discontinue householding.

23

Other Information About the Fund	Sterling Capital International Index Fund

Financial Highlights

Financial highlights for the Fund are not presented because the Fund has not yet begun investment operations prior to the date of this prospectus.

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For more information about the Fund, the following documents are available free, upon request:

Annual/Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of annual and semi-annual reports, when available, and the SAI, Prospectuses of other members of the Sterling Capital Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund or contact the Fund at:

Sterling Capital Funds

P.O. Box 9762

Providence, RI 02940-9762

Telephone: 1-800-228-1872

Internet: http://www.sterlingcapitalfunds.com*

*	The Fund’s Web site is not part of this Prospectus.

You can review the Fund’s annual and semi-annual reports, when available, and SAI at the Public Reference Room of the SEC (for information call 1-202-551-8090). You can get text-only copies:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request: publicinfo@sec.gov.

•	Free from the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no. 811-06719.

PRO – INTER – 0112

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STERLING CAPITAL FUNDS

INTERNATIONAL INDEX FUND

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 17, 2012

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Class A and Class C Shares Prospectus and Institutional Shares Prospectus (the “Prospectuses”) of the Sterling Capital International Index Fund (the “International Index Fund” or the “Fund”), each dated January 17, 2012. This SAI is incorporated by reference in its entirety into the Prospectuses. No information has been incorporated by reference into this SAI.

Copies of this SAI, the Prospectuses and the Fund’s annual and semi-annual reports to shareholders, when available, may be obtained by writing Sterling Capital Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning toll free 1-800-228-1872.

SHARE CLASS

STERLING CAPITAL INTERNATIONAL INDEX FUND	A SHARES	C SHARES	INSTITUTIONAL SHARES

The Prospectuses of the Fund and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Fund and this SAI.

STATEMENT OF ADDITIONAL INFORMATION

STERLING CAPITAL FUNDS

Sterling Capital Funds is an open-end management investment company. The International Index Fund is a series of Sterling Capital Funds and is “diversified”, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Among other things, a diversified Fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

Sterling Capital Funds consists of twenty-six series of units of beneficial interest (“Shares”) offered to the public, each representing interests in one of twenty-six separate investment portfolios (“Funds”). This SAI pertains to the International Index Fund only.

The Fund may offer to the public three classes of Shares: Class A Shares, Class C Shares, and Institutional Shares. Much of the information contained in this SAI expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of the Fund should be made without first reading the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN THE MASTER INTERNATIONAL INDEX SERIES (THE “MASTER PORTFOLIO”), WHICH IS A SERIES OF QUANTITATIVE MASTER SERIES LLC (“QMS”), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY.

The Master Portfolio has substantially the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Trustees of the Fund determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Fund’s Board of Trustees would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies and restrictions described in the Fund’s Prospectuses and this SAI.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following policies supplement the information pertaining to portfolio instruments of the Fund as set forth in the Prospectuses.

STERLING CAPITAL INTERNATIONAL INDEX FUND. The Master Portfolio will be substantially invested in securities of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”), and will invest, under normal circumstances, at least 80% of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI EAFE Index. For this purpose, net assets include any borrowings for investment purposes.

The Master Portfolio is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Master Portfolio, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before expenses (which can be expected to reduce the total return of the Master Portfolio), the total return of the MSCI EAFE Index. Because the Master Portfolio seeks to replicate the total return of the MSCI EAFE Index, generally BlackRock Advisors, LLC (“BlackRock” or the “manager”), the manager to the Master Portfolio, will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the MSCI EAFE Index. However, the Master Portfolio’s manager may omit or remove a security which is included in the MSCI EAFE Index from the portfolio of the Master Portfolio if, following objective criteria, the manager judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Master Portfolio may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of those instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Master Portfolio or by the Master Portfolio of amounts based upon the performance (positive, negative, or both) of a particular security or basket. The Master Portfolio’s manager will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Master Portfolio may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities’ weightings in the target index.

The Master Portfolio’s ability to replicate the total return of the MSCI EAFE Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Master Portfolio, taxes (including foreign withholding taxes, which will affect the Master Portfolio due to foreign tax withholding practices), changes in either the composition of the MSCI EAFE Index or the assets of the Master Portfolio, and the timing and amount of the Master Portfolio investors’ contributions and withdrawals, if any. In addition, the Master Portfolio’s total return will be affected by incremental operating costs (e.g., transfer agency and accounting) that will be borne by the Master Portfolio. Under normal circumstances, it is anticipated that the Master Portfolio’s total return over periods of one year or longer will, on a gross basis and before taking into account expenses (incurred at either the Master Portfolio or Fund level) be within 50 basis points (a basis point is one one-hundredths of one percent (0.01%)) of the total return of the MSCI EAFE Index. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Board of Directors of QMS and the Board of Trustees of the Fund will consider alternative strategies for the Master Portfolio and the Fund, respectively. Information regarding correlation of the Fund’s performance to that of the MSCI EAFE Index may be found in the Fund’s annual report.

BORROWING AND LEVERAGE. The Master Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Master Portfolio may obtain such short-term credit as may be necessary for the clearance of purchase and sale of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. The Master Portfolio will not purchase securities while its borrowings exceed 5% of its assets. The use of leverage by the Master Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value (the “NAV”) of the Fund’s interests and in the yield on the Master Portfolio’s portfolio. Although the principal of such borrowings will be fixed, the Master Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Master Portfolio which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Master Portfolio will have to pay on the borrowings, the Master Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Master Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to interestholders as dividends and other distributions will be reduced. In the latter case, the manager in its best judgment nevertheless may determine to maintain the Master Portfolio’s leveraged position if it expects that the benefits to the Master Portfolio’s interestholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Master Portfolio may result in the Master Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the manager of the Master Portfolio from managing the Master Portfolio in accordance with its investment objective and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Master Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

CASH MANAGEMENT. Generally, the manager to the Master Portfolio will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the manager, a portion of the Master Portfolio’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or AA or higher by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of the manager of the Master Portfolio; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Master Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Master Portfolio’s manager.

SHORT SALES. The Master Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize gain when a security that the Master Portfolio does not own declines in value. When the Master Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. The Master Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Master Portfolio may incur dividend expense representing the dividends paid to lenders of borrowed securities. The amount of such expense will vary depending on whether the securities the Master Portfolio sells short pay dividends and the amount of those dividends.

The Master secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Master Portfolio is required to segregate similar collateral, if necessary, so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Master Portfolio borrowed the security regarding payment received by the Master Portfolio on such security, the Master Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Master Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Master Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Master Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Master Portfolio replaces the borrowed security. The Master Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Master Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Master Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Master Portfolio may also make short sales “against the box” without being subject to any limitations. In this type of short sale, at the time of the sale, the Master Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

CASH FLOWS; EXPENSES. The ability of the Master Portfolio to satisfy its investment objective depends to some extent on the Master Portfolio’s manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Master Portfolio investments). The manager of the Master Portfolio will make investment changes to the Master Portfolio’s portfolio to accommodate cash flow while continuing to seek to replicate or exceed, as the case may be, the total return of the MSCI EAFE Index. Investment performance of the MSCI EAFE Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Master Portfolio. Finally, since the Master Portfolio seeks to replicate the total return of the MSCI EAFE Index, the manager of the Master Portfolio generally will not attempt to judge the merits of any particular security as an investment.

FOREIGN INVESTMENT RISKS. The U.S. Government has from time to time imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Master Portfolio. If such restrictions should be reinstituted, it might become necessary for the Master Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Master Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

The Master Portfolio’s ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the interests of the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy although there can be no assurance in this regard.

Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, or (iii) the company does a substantial amount of business in the U.S.

Foreign Market Risk. Since the Master Portfolio may invest in foreign securities, it offers the potential for more diversification than a fund that invests only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Master Portfolio will lose money. In particular, the Master Portfolio is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Master Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the ability of the Master Portfolio to purchase or sell foreign securities or transfer the assets or income of the Master Portfolio back into the United States, or otherwise adversely affect the Master Portfolio’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk. Securities in which the Master Portfolio invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Master Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Sovereign Debt. The Master Portfolio may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt, including the Master Portfolio, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Master Portfolio may have few or no effective legal remedies for collecting on such debt.

Certain Risks of Holding Fund Assets Outside the United States. The Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the ability of the Master Portfolio to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Master Portfolio to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Master Portfolio can earn on investments and typically results in a higher operating expense ratio for the Master Portfolio than investment companies invested only in the U.S.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Master Portfolio to carry out transactions. If the Master Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Master Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Master Portfolio could be liable to that party for any losses incurred.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about the company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Master Portfolio’s management to completely and accurately determine a company’s financial condition.

ILLIQUID OR RESTRICTED SECURITIES. The Master Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Master Portfolio’s assets in illiquid securities may restrict the ability of the Master Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute when the Master Portfolio’s operations require cash, such as when the Master Portfolio redeems interests or pays dividends, and could result in the Master Portfolio borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Master Portfolio may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act” or the “1933 Act”) or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Master Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Master Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Master Portfolio may be required to bear the expenses of registration. Certain of the Master Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Master Portfolio may obtain access to material non-public information which may restrict the Master Portfolio’s ability to conduct portfolio transactions in such securities.

144A Securities. The Master Portfolio may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The QMS Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the QMS Board of Directors. The QMS Board of Directors has adopted guidelines and delegated to the manager of the Master Portfolio the daily function of determining and monitoring liquidity of restricted securities. The QMS Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the QMS Board of Directors will carefully monitor the Master Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Master Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

REPURCHASE AGREEMENTS. The Master Portfolio may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government Securities, or an affiliate thereof, or with other entities which the manager of the Master Portfolio otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Master Portfolio, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. The price at which the trades are conducted does not reflect accrued interest or dividends on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Master Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Master Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Master Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Master Portfolio shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Master Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Master Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.

SECURITIES LENDING. The Master Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Master Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Master Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Master Portfolio receives the income on the loaned securities. When the Master Portfolio receives securities as collateral, the Master Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. When the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Master Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Master Portfolio is obligated to return the collateral to the borrower at the termination of the loan. The Master Portfolio could suffer a loss in the event the Master Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Master Portfolio could suffer a loss if there are losses on investments made with the cash collateral or if the value of the securities collateral falls below the market value of the borrowed securities. The Master Portfolio could also experience delays and costs in gaining access to the collateral. The Master Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Master Portfolio has received an exemptive order from the Securities and Exchange Commission (the “Commission”) permitting it to lend portfolio securities to affiliates of the QMS and to retain an affiliate of QMS as lending agent.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Master Portfolio may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange-traded funds which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the 1940 Act, the Master Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Master Portfolio may own not more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Master Portfolio’s total assets may be invested in securities of any investment company. (These restrictions do not restrict the Fund from investing all of its assets in interests of the Master Portfolio.) Pursuant to the 1940 Act (or alternatively, pursuant to exemptive orders received from the Commission), these percentage limitations do not apply to investments in affiliated investment companies, including exchange-traded funds. To the extent the Master Portfolio is held by an affiliated fund, the ability of the Master Portfolio itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves hold affiliated funds.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Master Portfolio acquires shares in investment companies, including affiliated investment companies, interestholders would bear both their proportionate share of expenses in the Master Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Master Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

STRATEGIES INVOLVING OPTIONS, FUTURES, SWAPS, INDEXED INSTRUMENTS AND FOREIGN EXCHANGE TRANSACTIONS

The Master Portfolio may also invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market, market segment or index, as the case may be. The derivative instruments in which the Master Portfolio may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. The Master Portfolio will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing the Master Portfolio’s particular market segment or index. The Master Portfolio may also utilize options on futures, swaps and other indexed instruments and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the relevant index. Options, futures and other derivative instruments may also be employed to gain market exposure quickly in the event of subscriptions, provide liquidity, to invest uncommitted cash balances, for bona fide hedging purposes and in connection with short-term trading opportunities. The Master Portfolio may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency or commodity is traded in two or more markets.

In addition, the Master Portfolio may engage in futures contracts on foreign currencies in connection with certain foreign security transactions and as an efficient and less costly way of emphasizing or de-emphasizing investment in particular countries represented in the particular market segment or index.

The manager of the Master Portfolio will choose among the foregoing instruments based on its judgment of how best to meet the Master Portfolio’s goal. In connection therewith, the manager of the Master Portfolio will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Master Portfolio’s cash flow and cash management needs.

Indexed Securities. The Master Portfolio may invest in securities the potential return of which is based on an index. As an illustration, the Master Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. The Master Portfolio will invest in indexed securities for bona fide hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

Options on Securities and Securities Indices

Put Options. The Master Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Master Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Master Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Master Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Master Portfolio also may purchase uncovered put options.

The Master Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Master Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Master Portfolio will receive a premium for writing a put option, which increases the Master Portfolio’s return. The Master Portfolio will not sell puts if, as a result, more than 50% of the Master Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions. The Master Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Master Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Master Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Master Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Master Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Master Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Master Portfolio. Such segregation will not limit the Master Portfolio’s exposure to loss.

Additional Options on Securities Indices

Call Options. The Master Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives the Master Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Master Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Master Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Master Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Master Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Master Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Master Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Master Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out the Master Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. To the extent of the premium received, covered call options also serve as a partial hedge against the price of the underlying security declining.

The Master Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Master Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Master Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Master Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Master Portfolio’s exposure (the difference between the unpaid amounts owed by the Master Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Master Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Master Portfolio. Such segregation will not limit the Master Portfolio’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Master Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Master Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Master Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Master Portfolio will lose the difference.

Types of Options. The Master Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Futures. The Master Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Master Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Master Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Master Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Master Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Master Portfolio from having to pay more for securities as a consequence of increases in the market value of such securities during a period when the Master Portfolio was attempting to identify specific securities in which to invest. In the event that such securities decline in value or the Master Portfolio determines not to complete a bona fide hedge transaction relating to a futures contract, however, the Master Portfolio may realize a loss relating to the futures position.

The Master Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Master Portfolio would enter into futures transactions. The Master Portfolio may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Master Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Master Portfolio intends to purchase.

The manager of the Master Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Master Portfolio is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Swap Agreements. The Master Portfolio is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

The Master Portfolio will enter into an equity swap transaction only if, immediately following the time the Master Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Master Portfolio is a party would not exceed 5% of the Master Portfolio’s net assets. Whether the Master Portfolio’s use of swap agreements or options on swap agreements (“swaptions”) will be successful in furthering its investment objective will depend on the Master Portfolio manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Master Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Master Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Master Portfolio will not be able to meet its payment obligations to the counterparty. The Master Portfolio, however, will segregate liquid securities, cash or cash equivalents, or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Master Portfolio’s liabilities under the swap agreement or the amount it would cost the Master Portfolio initially to make an equivalent direct investment, plus or minus any amount the Master

Portfolio is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Master Portfolio’s ability to use swap agreements. The swap market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Master Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Foreign Exchange Transactions. The Master Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline on the value of currencies in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio. As an illustration, the Master Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Master Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Master Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Master Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Master Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. The Master Portfolio will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a particular currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Master Portfolio will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Master Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Master Portfolio has received or anticipates receiving a dividend or distribution. The Master Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Master Portfolio is denominated or by purchasing a currency in which the Master Portfolio anticipates acquiring a portfolio position in the near future. The Master Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve correlation, credit and liquidity risk.

Currency Futures. The Master Portfolio may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve correlation and leverage risk.

Currency Options. The Master Portfolio may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Master Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” Currency options involve substantial currency risk, and may also involve correlation, credit, leverage or liquidity risk.

Limitations on Currency Hedging. The Master Portfolio will not speculate in Currency Instruments. Accordingly, the Master Portfolio will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Master

Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Master Portfolio will only enter into a cross-hedge if the manager of the Master Portfolio believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Master Portfolio’s use of Currency Instruments to affect hedging strategies is intended to reduce the volatility of the net asset value of the Master Portfolio’s interests, the net asset value of the Master Portfolio’s interests will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Master Portfolio’s hedging strategies will be ineffective. To the extent that the Master Portfolio hedges against anticipated currency movements that do not occur, the Master Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Master Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Master Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Master Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Master Portfolio of any profit potential or force the Master Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Master Portfolio.

It may not be possible for the Master Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Master Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Master Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES. The Master Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate). Derivatives allow the Master Portfolio to increase or decrease the level of risk to which the Master Portfolio is exposed more quickly and efficiently than transactions in other types of instruments.

The Master Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Master Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Master Portfolio, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation risk — the risk that changes in the value of a derivative will not match the changes in the Master Portfolio’s portfolio holdings that are being hedged or of the particular market or security to which the Master Portfolio seeks exposure.

The Master Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such investments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Master Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Master Portfolio to potential losses which may exceed the amount originally invested by the Master Portfolio. When the Master Portfolio engages in such a transaction, the Master Portfolio will deposit in a segregated account liquid securities with a value at least equal to the Master Portfolio’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Master Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Master Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Master Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Master Portfolio to ascertain a market value for such instruments. The Master Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the manager of the Master Portfolio anticipates the Master Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Master Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Master Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Master Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Master Portfolio with a third-party guaranty or other credit enhancement.

Additional Limitations on the Use of Derivatives. The Master Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

DEPOSITARY RECEIPTS (ADRS, EDRS AND GDRS). The Master Portfolio may invest in the securities of foreign issuers in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Master Portfolio may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

REAL ESTATE INVESTMENT TRUSTS (“REITS”). In pursuing its investment strategy, the Master Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so the Master Portfolio’s investment in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Master Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Master Portfolio’s investment strategy results in the Master Portfolio investing in REIT shares, the percentage of the Master Portfolio ‘s dividend income received from REIT shares will likely exceed the percentage of the Master Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by the Master Portfolio from REIT shares and distributed to the Master Portfolio’s interestholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Master Portfolio that interestholders of the Master Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Master Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

MERGER TRANSACTION RISK. The Master Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, the Master Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Master Portfolio for the target company’s stock. However, the Master Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case the Master Portfolio’s holding of the target company’s stock may not result in any profit for the Master Portfolio and may lose significant value.

ADDITIONAL INFORMATION CONCERNING THE MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST) (“MSCI EAFE INDEX”). The MSCI EAFE Index is the exclusive property of MSCI, Inc. (“MSCI”). The MSCI EAFE Index is a service mark of MSCI. The Master Portfolio is not sponsored, endorsed, sold or promoted by MSCI. MSCI makes no representation or warranty, express or implied, to the owners of interests in the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Master Portfolio particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI has no obligation to take the needs of the Master Portfolio or the owners of interests in the Master Portfolio into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of interests in the Master Portfolio to be issued or in the determination or calculation of the equation by which the interests in the Master Portfolio is redeemable for cash. MSCI has no obligation or liability to owners of interests in the Master Portfolio in connection with the administration, marketing or trading of the Master Portfolio.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI EAFE Index from sources which MSCI considers reliable, MSCI does not guarantee the accuracy and/or the completeness of the MSCI EAFE Index or any data included therein. MSCI makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of interests in the Master Portfolio, or any other person or entity from the use of the MSCI EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. MSCI makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall MSCI have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE

The Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio of QMS. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and QMS itself is unable to meet its obligations. Accordingly, the Fund’s Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Fund’s Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The Fund may withdraw its investment in the Master Portfolio only if the Fund’s Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Fund’s Adviser, under the general supervision of the Board of Trustees, would consider alternative investments, including investing all of the Fund’s assets in another investment company with the same investment objective as the Fund or for the Adviser to assume active management of the Fund’s assets in accordance with the investment policies described below with respect to the Master Portfolio.

The investment objective of the Master Portfolio is non-fundamental and may be changed by vote of a majority of QMS’s Trustees without interestholder approval. Other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of the QMS’s Board of Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund’s portfolio in accordance with its objective. In the latter case, the Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Fund will provide shareholders with 30 days’ written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES OF THE FUND. Except as provided otherwise, the following investment restrictions may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined under “ADDITIONAL INFORMATION – Organization and Description of Shares” in this SAI).

The Fund:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. May not concentrate investments in a particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) as concentration is defined under the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time; provided, that in replicating the weighting of a particular industry in the Fund’s target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index

3. May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4. May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

With respect to paragraph (3) above, the 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of the Master Portfolio’s securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL POLICIES OF THE FUND. The fundamental limitations of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than the Fund’s fundamental limitations. Any changes in the Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

The Fund may not:

1. Acquire more than 10% of the voting securities of any one issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies. This limitation applies to only 75% of the Fund’s assets.

2. Invest in companies for the purpose of exercising control.

3. Borrow money, except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets and except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 20% of the value of its total assets at the time of such borrowing. To the extent that such borrowing exceeds 5% of the value of the Fund’s assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Purchase or sell real estate, real estate limited partnership interest, commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses) and interest in a pool of securities that are secured by interests in real estate. However, subject to their permitted investments, the Fund may invest in companies which invest in real estate, commodities or commodities contracts.

5. Make short sales of securities or maintain a short position, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and the Fund may purchase securities on margin to the extent permitted by applicable law.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

7. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Commission.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIO. The Master Portfolio has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of the Master Portfolio’s assets and activities. The fundamental policies set forth below may not change with respect to the Master Portfolio without the approval of the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding voting interests (which for this purpose and under the 1940 Act means the lesser of: (i) 67% or more of the interests represented at a meeting at which more than 50% of the outstanding interests are represented, or (ii) more than 50% of the outstanding interests.

Under the fundamental investment restrictions, the Master Portfolio may not:

1. Make any investment inconsistent with the Master Portfolio’s classification as a diversified company under the 1940 Act.

2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in the Master Portfolio’s target index, the Master Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

3. Make investments for the purpose of exercising control or management.

4. Purchase or sell real estate, except that, to the extent permitted by law, the Master Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Master Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the QMS Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to QMS by the Commission.

6. Issue senior securities to the extent such issuance would violate applicable law.

7. Borrow money, except that (i) the Master Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Master Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Master Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Master Portfolio may purchase securities on margin to the extent permitted by applicable law. The Master Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Master Portfolio’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

8. Underwrite securities of other issuers except insofar as the Master Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9. Purchase or sell commodities or contracts on commodities, except to the extent that the Master Portfolio may do so in accordance with applicable law and the QMS Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

NON-FUNDAMENTAL RESTRICTIONS OF THE MASTER PORTFOLIO. Under the Master Portfolio’s non-fundamental restrictions, which may be changed by the QMS Board of Directors without interestholder approval, the Master Portfolio may not:

1. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Master Portoflio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Master Portfolio’s interests are owned by another investment company that is part of the same group of investment companies as the Master Portfolio.

2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the QMS Registration Statement.

3. Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the QMS Board of Directors have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the QMS Board of Directors are not subject to the limitations set forth in this investment restriction.

4. Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

5. Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the target index without providing interestholders with at least 60 days’ prior written notice of such change.

Except with respect to the Master Portfolio’s fundamental investment restriction 7, if a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of the Master Portfolio’s fundamental investment restriction 2, the manager of the Master Portfolio uses the classifications and subclassifications of MSCI as a guide to identify industries.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. QMS has, therefore, adopted an investment policy pursuant to which the Master Portfolio will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Master Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Master Portfolio and margin deposits on the Master Portfolio’s outstanding OTC options exceed 15% of the total assets of the Master Portfolio, taken at market value, together with all other assets of the Master Portfolio which are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Master Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Master Portfolio has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Master Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s exercise price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in the money.” This policy as to OTC options is not a fundamental policy of the Master Portfolio and may be amended by the QMS Board of Directors without the approval of the Master Portfolio’s interestholders.

Portfolio securities of the Master Portfolio generally may not be purchased from, sold or loaned to the manager of the Master Portfolio or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

In addition, in order to enable the Fund and other entities investing in the Master Portfolio to qualify and be treated as “regulated investment companies” for U.S. federal income tax purposes, the Master Portfolio intends to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). To ensure that the Master Portfolio satisfies these requirements, the QMS Limited Liability Company Agreement requires that the Master Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Master Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Master Portfolio’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Master Portfolio and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more that 5% of the market value of its total assets are invested in securities of a single issuer, and the Master Portfolio does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities and other regulated investment companies are not included within the definition of “issuer” for purposes of the diversification requirements. The Master Portfolio also intends to comply with the 90% gross income requirement, and to make distributions sufficient to enable the Fund and other entities investing in the Master Portfolio to meet the distribution requirement under the Code. For more information about these requirements, see “Additional Tax Information” below.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. The Fund expects to remain fully invested in the Master Portfolio, therefore, there will be little to no portfolio turnover at the Fund level. However, although the Master Portfolio uses an approach to investing that is largely a passive, indexing approach, the Master Portfolio may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the manager of the Master Portfolio considers whether to purchase or sell securities for the Master Portfolio only to the extent that the manager will consider the impact of transaction costs on the Master Portfolio’s tracking error. Changes in the securities comprising the MSCI EAFE Index will tend to increase the Master Portfolio’s portfolio turnover rate, as the manager restructures the Master Portfolio’s holdings to reflect the changes in the index.

High turnover rates will generally result in higher transaction costs to the Fund and Master Portfolio and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to the Fund’s shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. See “Additional Tax Information.”

VALUATION

The securities held directly by the Fund are valued in accordance with the following procedures. Except as noted below, investments of the Fund in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

Securities the principal market for which is not a securities exchange are valued at their latest bid quotations in such principal market. Fixed income securities are valued by using evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Securities for which an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Funds’ Adviser are valued at fair value under procedures approved by the Funds’ Board of Trustees. Such procedures may include a yield equivalent or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board of Trustees. With respect to participation certificates (otherwise known as participation notes, equity linked notes, or “widgets”), if the price provided by an independent pricing service should reflect a price premium, the market maker (broker) will be contacted to provide the premium and the participation certificate’s price will be adjusted accordingly. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.

The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of NAV calculation. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

Master Portfolio. The securities of the Master Portfolio are valued as follows.

The aggregate net asset value of the Master Portfolio is determined once daily Monday through Friday as of the close of business on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Master Portfolio is computed by deducting the amount of the Master Portfolio’s total liabilities from the value of its total assets. Expenses, including the fees payable to the manager of the Master Portfolio, are accrued daily.

Valuation of securities held by the Master Portfolio is as follows:

Equity Investments. Equity securities traded on a recognized securities exchange (e.g., the NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (a “Securities Exchange”) are valued via independent pricing services generally at the Securities Exchange closing price or if a Securities Exchange closing price is not available, the last traded price on that Securities Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Securities Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Master Portfolio on a day on which the Master Portfolio values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If the Master Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which the Master Portfolio values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the QMS Board of Directors. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the manager of the Master Portfolio determines such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Securities Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Master Portfolio on a day on which the Master Portfolio values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Master Portfolio values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC options may be valued using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the QMS Board of Directors.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange traded closed-end funds or other exchange traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Master Portfolio may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Master Portfolio’s books at their face value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value the Master Portfolio’s securities and other assets and liabilities are based on information available at the time the Master Portfolio values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Master Portfolio valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the QMS Board of Directors as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Master Portfolio (including restricted securities) are valued at fair value as determined in good faith by the QMS Board of Directors or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Master Portfolio may be traded on foreign exchanges or over-the-counter markets on days on which the Master Portfolio’s net asset value is not calculated. In such cases, the net asset value of the Master Portfolio’s interests may be significantly affected on days when investors can neither purchase nor redeem interests of the Master Portfolio.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Master Portfolio’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the QMS Board of Directors. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Master Portfolio’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Master Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Master Portfolio’s pricing time.

BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Master Portfolio’s accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Master Portfolio. The pricing of all Fair Value Assets is subsequently reported to and ratified by QMS Board of Directors or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Master Portfolio might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Master Portfolio’s net asset value. As a result, the Master Portfolio’s sale or redemption of its interests at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing interestholders.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each class of Shares of the Fund is offered on a continuous basis by Sterling Capital Distributors, Inc. (the “Distributor”), banks, brokers and other financial intermediaries, as well as through accounts at Branch Banking and Trust Company (“BB&T”), or BB&T’s affiliated or correspondent banks. Customers purchasing Shares of the Fund may include officers, directors, or employees of BB&T or BB&T’s affiliated or correspondent banks. Note also that the Fund, or certain of its share classes, may not be available for purchase in all states.

PURCHASE OF CLASS A AND CLASS C SHARES

As stated in the Class A and Class C Prospectus, the public offering price of Class A Shares of the Fund is its NAV next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares is calculated by dividing NAV by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A and Class C Prospectus applies to purchases of Class A Shares of the Fund by a purchaser (a “Purchaser”).

Class C Shares of the Fund are sold at their NAV per share, as next computed after an order is received. However, as discussed in the Class A and Class C Prospectus, the Class C Shares are subject to a contingent deferred sales charge (“CDSC”) if they are redeemed prior to the sixth and first anniversary of purchase, respectively. See “SALES CHARGE REDUCTIONS AND WAIVERS” for additional information.

Shares of the Fund sold to a bank, other financial institution or intermediary or broker-dealer (hereinafter referred to individually as “Participating Organizations”) acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Fund’s transfer agent and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to customers. Depending upon the terms of a particular customer account, a Participating Organization may charge a customer’s account fees for services provided in connection with investment in the Fund.

In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the NAV as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the time at which the Fund’s NAV is determined for that day (the “Valuation Time”) and transmits to the Fund by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the NAV determined as of the Valuation Time for the next Business Day.

Every shareholder will be mailed a confirmation of each new transaction in the shareholder’s account. In the case of Class A and Class C Shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of Class A and Class C Shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing Shares will not be issued.

AUTO INVEST PLAN. The Fund’s Auto Invest Plan enables shareholders to make regular purchases of Class A, Class C, and Institutional Shares through automatic deduction from their bank accounts. With shareholder authorization, the Fund’s transfer agent will deduct the amount specified (subject to the applicable minimums) from the shareholder’s bank account and will automatically invest that amount in Class A, Class C, or Institutional Shares at the public offering price on the date of such deduction.

For a shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to Sterling Capital Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Invest Plan may be amended or terminated without notice at any time by the Fund.

STERLING CAPITAL FUNDS INDIVIDUAL RETIREMENT ACCOUNT (“IRA”). A Sterling Capital Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A or Class C Shares for an IRA. Sterling Capital Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

All Sterling Capital Funds IRA distribution requests must be made in writing to the Fund’s transfer agent. Any additional deposits to a Sterling Capital Funds IRA must distinguish the type and year of the contribution.

For more information on a Sterling Capital Funds IRA, call Sterling Capital Funds at 1-800-228-1872. Shareholders are advised to consult a tax adviser on Sterling Capital Funds IRA contribution and withdrawal requirements and restrictions.

SALES CHARGES

As the Fund’s principal underwriter, the Distributor enters into selling and/or service agreements with financial intermediaries to authorize the financial intermediaries to make available Class A and Class C Shares of the Funds to investors. The Fund re-allows some or all of the applicable sales charge as dealer discounts and brokerage commissions. The Distributor receives up to 0.25% of the sales charge charged to shareholders for marketing and distribution expenses. The Fund’s transfer agent will pay the remaining sales charge to dealers. As a result, broker-dealers that sell shares of the Fund may receive more revenue from the sale of the Fund than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an “underwriter” for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

The Adviser, at its expense, may also provide additional compensation to dealers in connection with sales of Class A Shares of the Fund. The maximum cash compensation payable by shareholders is 5.75% of the public offering price of Class A Shares. In addition, the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or broker dealer-sponsored special events. Financial intermediaries may not use sales of the Fund’s Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.

CLASS A SHARES

Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on shares purchased directly from the Funds online at www.sterlingcapitalfunds.com or on reinvested dividends and distributions.

The current sales charge rates are as follows:

YOUR INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF YOUR INVESTMENT	MAXIMUM DEALER REALLOWANCE AS A % OF OFFERING PRICE
Up to $49,999	5.75%	6.10%	5.75%
$50,000 to $99,999	4.50%	4.71%	4.50%
$100,000 up to $249,999	3.50%	3.63%	3.50%
$250,000 up to $499,999	2.50%	2.56%	2.50%
$500,000 up to $999,999	2.00%	2.04%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

1	There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (“CDSC”) of up to 1.00% of the purchase price will be charged to the shareholders if the shares are redeemed within two years after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

A CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years after purchase: (i) employees of Sterling Capital Funds, BB&T and its affiliates and (ii) shareholders who purchased shares online at www.sterlingcapitalfunds.com. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

For (i) sales of over $1 million or more and (ii) sales to employees of Sterling Capital Funds, BB&T and its affiliates, if a sales charge was paid on such shares, broker-dealers may be paid a finder’s fee of up to 1.00% of the offering price of such shares up to and including $2.5 million, 0.5% of the offering price over $2.5 million and up to $5 million, and 0.25% of the offering price over $5 million.

The sales charges set forth in the table above are applicable to purchases made at one time by any Purchaser, which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

In determining whether a particular redemption is subject to a CDSC, it is assumed that the redemption is first of any Class A Shares, and then of any Class C Shares in the shareholder’s Fund account (unless the shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the shareholder for the longest period of time. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

Certain sales of Class A Shares are made without a sales charge or with a reduced sales charge, as described in the Fund’s Class A, and Class C Prospectus under the caption “Sales Charge Reductions and Waivers,” to promote goodwill with employees and others with whom BB&T and/or Sterling Capital Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible. However, a CDSC of up to 1.00% of the purchase price will be charged to the following shareholders who received a sales charge waiver and then redeem their shares within two years of purchase (i) shareholders who purchased $1 million or more; (ii) employees of Sterling Capital Funds, BB&T and its affiliates; and (iii) shareholders who purchased shares online at www.sterlingcapitalfunds.com. This CDSC will be based on the lower of the cost of the shares or their NAV at the time of redemption.

LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent (“LOI”) which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the series of Sterling Capital Funds (other than the Money Market Funds) that which charge a sales charge (the “Variable NAV Funds”), within a period of 13 months. Each purchase of Shares under a LOI will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the LOI (the “LOI Investment Amount”). For purposes of meeting the LOI Investment Amount, a LOI may include accumulated holdings (as described and calculated under “Concurrent Purchases and Right of Accumulation” below) if such LOI gives the transfer agent sufficient information to permit confirmation of the accumulated holdings; however, no sales charge adjustment will be made for shares purchased prior to the date of the LOI. The 13-month period during which the LOI is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Fund without notice.

A LOI is not a binding obligation upon the investor to purchase the LOI Investment Amount. The minimum initial investment under a LOI is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the LOI Investment Amount is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares will not be held in escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the LOI have been made or the higher sales charge has been paid. When the LOI Investment Amount has been purchased, the escrow will be released. To the extent that an investor purchases more than the LOI Investment Amount indicated on the LOI and qualifies for a further reduced sales charge within the 13 month period, no sales charge adjustment will be made for shares purchased prior to such qualifying purchase.

For further information, interested investors should contact the Fund’s transfer agent. LOI privileges may be amended or terminated without notice at any time by the Fund.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser’s current purchase of Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current NAV of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the transfer agent with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Fund.

Proceeds from the CDSC together with the distribution and shareholder service fees under the Distribution and Shareholder Services Plan, dated October 1, 1992, as amended (the “Distribution Plan”) defray the expenses of advancing brokerage commissions, as well as expenses for the Fund’s distribution-related and shareholder services. These services include the payment of compensation to dealers and agents selling Class C Shares. A dealer commission of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. In addition, the Distributor may receive up to 0.25% of the original purchase price of the Class C Shares.

CLASS C SHARES. The CDSC is waived on redemption of Class C Shares: (i) following the death or disability (as defined in the Code, as previously defined) of a shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a shareholder who has attained the age of 70 1/2; and (iii) provided that the shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature. A shareholder or his or her representative should contact the transfer agent to determine whether a retirement plan qualifies for a waiver and must notify the transfer agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a “redemption” of Class C Shares for purposes of the assessment of a CDSC, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class C Shares of other Funds of Sterling Capital Funds as described under “Exchange Privilege.”

EXCHANGE PRIVILEGE

INSTITUTIONAL SHARES. Class A or Class C Shares may be exchanged for Institutional Shares of the Fund if an investor becomes eligible to purchase Institutional Shares. Institutional Shares may be exchanged for Class A Shares of the Fund if an investor ceases to be eligible to purchase Institutional Shares.

CLASS C. Class C Shares of the Fund may be exchanged for Class C shares of the other Funds on the basis of relative NAV per Class C Share, without the payment of any CDSC which might otherwise be due upon redemption of the outstanding Class C Shares.

For purposes of computing the CDSC that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is “tacked” to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the shareholder’s order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.

ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the shareholder’s tax cost (or “basis”) in the Shares surrendered and the value of the Shares received in the exchange. If a shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the shareholder’s basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

If not selected on the Account Registration form, the shareholder will automatically receive Exchange privileges. A shareholder wishing to exchange Class A or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Fund’s transfer agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.

MATTERS AFFECTING REDEMPTION

REDEMPTION BY MAIL. A written request for redemption must be received by the Fund’s transfer agent in order to constitute a valid tender for redemption from an IRA. Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten (10) business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Fund reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See “Redemption by Telephone” for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the shareholder selected that option on the Account Registration Form. A shareholder may have the proceeds mailed to the address of record, sent electronically or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the shareholder by telephone to the transfer agent. The transfer agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call Sterling Capital Funds at 1-800-228-1872. If not selected on the Account Registration form, the shareholder will automatically receive telephone redemption privileges. None of the Fund’s transfer agent Sterling Capital Management LLC (“Sterling Capital”) or the Fund will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund’s telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder’s account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also mail the redemption request to the Fund.

REDEMPTION ONLINE. Shares may be redeemed online if the shareholder has set up an account online at www.sterlingcapitalfunds.com. Redemption proceeds will be mailed to the shareholder’s address of record or sent to the shareholder’s bank account via electronic transfer (ACH). Under most circumstances, such payments will be mailed on the next Business Day following receipt of a valid request for redemption. For online redemptions, visit Sterling Capital Funds at www.sterlingcapitalfunds.com. None of the Fund’s transfer agent, Sterling Capital or the Funds will be liable for any losses, damages, expenses or costs arising out of any online transaction (including exchanges and redemptions) effected in accordance with the Fund’s online transaction procedures, upon receipt of instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions communicated online are genuine; if these procedures are not followed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include the use of an online password and symbol authentication system, sending confirmations to shareholders within 72 hours of the online transaction, and sending redemption proceeds only to the address of record or sent to the shareholder’s bank account via electronic transfer (ACH). In addition, a shareholder may not make an online redemption within 30 days of changing their address of record. If, due to temporary adverse conditions, investors are unable to effect online transactions, shareholders may also mail the redemption request to the Fund.

The Fund may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the “NYSE”) is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Fund to determine the value of its total net assets.

The Fund may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Fund’s responsibilities under the 1940 Act.

AUTO WITHDRAWAL PLAN. Sterling Capital Funds’ Auto Withdrawal Plan enables shareholders to make regular redemptions of Class A, Class C and Institutional Shares of the Fund. With shareholder authorization, the Fund’s transfer agent will automatically redeem Class A, Class C and Institutional Shares at the NAV of the Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the shareholder.

Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities.

To participate in the Auto Withdrawal Plan, shareholders should complete a supplemental sign-up form that can be acquired by calling the Fund’s transfer agent. For a shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to Sterling Capital Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Fund.

PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund’s transfer agent of the request for redemption. However, to the greatest extent possible, the Fund will attempt to honor requests from shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the transfer agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

ADDITIONAL TAX INFORMATION

The following discussion of federal income tax consequences of investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect on the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

TAXATION OF THE FUND. It is the policy of the Fund to elect to be treated, and to qualify to be treated each year, as a regulated investment company (“RIC”) under Subchapter M of the Code. By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which the Fund may be subject. If the Fund qualifies as a RIC that is accorded special treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). RICs are subject to a federal excise tax if they do not distribute substantially all of their income on a calendar-year basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all of its ordinary income and net realized capital gains.

In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) distribute each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code and without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income (if any), for such year; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. Where, as here, the Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Portfolio which is treated as a partnership for U.S. federal income tax purposes, the nature and character of the Fund’s income and gains will generally be determined at the Master Portfolio level and the Fund will be allocated its share of Master Portfolio income and gains. Consequently, references in this discussion to income, gains and losses of the Fund will generally be to income, gains and losses recognized at the Master Portfolio level and allocated to or otherwise taken into account by the Fund.

In addition, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in qualified publicly traded partnership.

For purposes of the diversification test described in (c) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above. Also for purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

From time to time, the Master Portfolio may find it necessary to make certain types of investments for the purpose of ensuring that entities that invest in the Master Portfolio, such as the Fund, continue to qualify for treatment as RICs under the Code. For purposes of complying with the RIC qualification requirements, the Fund will generally be deemed to own a proportionate share of the assets of the Master Portfolio.

As mentioned above, if the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to the Fund’s shareholders in the form of dividends (including Capital Gain Dividends, as defined below). Although the Fund expects to qualify for treatment as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

If for any taxable year the Fund were to fail to meet the income, distribution or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, all of the Fund’s taxable income and gains would be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its shareholders). In addition, all distributions to shareholders from earnings and profits would be taxed as dividend income, even if the distributions were attributable to long-term capital gains earned by the Fund. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in each case, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. Furthermore, in order to re-qualify for taxation as a RIC that is accorded special treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes, and make substantial distributions.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the Fund is eligible to elect and so elects)) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or such later date, if the Fund makes the election referred to above), plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount equal to 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending October 31 (or a later date, if the Fund makes the election referred to above) of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distributions, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31(or a later date, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for any taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset its capital gains, if any, realized during such subsequent taxable year. If the Fund incurs net capital losses in any taxable years, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. The Fund will set forth the amount of its capital loss carryforwards in its annual report for each fiscal year.

DISTRIBUTIONS. Distributions of net investment income by the Fund (other than distributions of qualified dividend income, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Master Portfolio owned the investments that generated them, rather than how long a shareholder owned his or her Shares. Tax rules can alter the Master Portfolio’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (i.e., the excess of net long-term capital gain from the sale of investments the Master Portfolio owned for more than one year over net short-term capital loss) that is allocated to the Fund will be taxable as long-term capital gains if those distributions are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”). Long-term capital gain rates applicable to individuals have been reduced – in general to 15%, with a 0% rate applicable to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net gains allocated to the Fund from the sale of investments that the Master Portfolio owned for one year or less, to the extent that such gains exceed the Fund’s net long-term capital losses, will be taxable as ordinary income. Distributions from capital gains are generally made after applying any capital loss carryovers.

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates over certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund Shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or reinvested in additional Fund Shares. Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her Shares.

If the Fund is allocated income from the Master Portfolio that is derived from qualified dividend income, the Fund may, subject to certain limitations, report a portion of its distributions to Fund shareholders as being derived from qualified dividend income. For taxable years beginning before January 1, 2013, distributions of investment income properly reported by the Fund as derived from qualified dividend income will be taxed to individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The special tax treatment of qualified dividend income will expire for tax years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Master Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If the aggregate qualified dividends allocated to the Fund by the Master Portfolio during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, properly reported dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends -received deduction generally available to corporations to the extent of the Fund’s allocable share of eligible dividends received by the Master Portfolio from domestic corporations for the taxable year. A dividend will not be treated as eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Master Portfolio has held for fewer than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock), or (2) to the extent that the Master Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally, stock acquired with borrowed funds).

To the extent that the income allocated to the Fund by the Master Portfolio consists of income in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, distributions of such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. If the Master Portfolio receives dividends from another investment company that qualifies as a RIC, and the other investment company reports such dividends as “qualified dividend income” or as eligible for the dividends-received deduction then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income” or as eligible for the dividends-received deduction, as appropriate, provided the Master Portfolio meets the relevant holding period and other requirements with respect to shares of the other investment company.

Dividends received by a shareholder of the Fund that are attributable to income allocated to the Fund from the Master Portfolio’s investments in U.S. Government securities may not be entitled to the exemption from state and local income tax that would be available if the shareholder had purchased U.S. Government securities directly. Shareholders should consult their tax advisers concerning the application of state and local taxes to distributions received from the Fund.

Dividends are generally taxable in the taxable year received, except that, as noted above, a dividend paid in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year if that dividend was declared and payable to shareholders of record on a date in October, November or December of the preceding year. Shareholders will be notified at least annually as to the amount and federal income tax character of distributions made during the year.

REDEMPTION, SALE OR EXCHANGE OF SHARES. Upon the disposition of Shares of the Fund (whether by redemption, sale or exchange), a shareholder will generally recognize gain or loss in an amount equal to the difference between his or her adjusted tax basis in the Fund Shares and the amount received. In general, any gain or loss realized upon taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the applicable ordinary income tax rate for short-term capital gains and (ii) for taxable years beginning before January 1, 2013, 15% for long-term capital gains (including Capital Gain Dividends, as noted above) with a 0% rate applicable to taxpayers in the 10% and 15% tax brackets.

Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed received) by a shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Further, all or a portion of any loss realized upon a taxable disposition of Fund Shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical Shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such an event, a Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of Shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund Shares you redeemed or exchanged. See the Fund’s Prospectuses for more information.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of Fund Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of Share sales, exchanges, or redemptions made by, and the taxable dividends and other distributions paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

CERTAIN DISCOUNT AND OTHER SECURITIES. Investments (if any) by the Master Portfolio in securities issued at a discount, payment-in-kind securities, and certain other obligations may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to enable the Fund to make the requisite distributions, the Master Portfolio may sell securities in its portfolio, or the Fund may be required to redeem interests in the Master Portfolio, that it otherwise would have continued to hold. The Fund may realize gains or losses as a result of such transactions. In the event the Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would in the absence of such transactions.

DERIVATIVE TRANSACTIONS; HEDGING. The Master Portfolio’s transactions in futures contracts, options, hedging transactions, forward contracts, swap agreements, straddles, securities loan and other similar transactions may be subject to special tax rules (including “mark-to-market,” “straddle,” “wash sale,” “constructive sale,” and “short sale” rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Master Portfolio’s securities. These rules could therefore affect the amount, timing, and/or character of distributions to Fund shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Certain of the Master Portfolio’s investments in derivative instruments and foreign currency-denominated instruments, and any of its transactions in foreign currencies and hedging activities, may produce a difference between the Fund’s book income and its taxable income. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. If the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution, if any, of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in its Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

FOREIGN TAXES. Income received by or allocated to the Fund from sources within foreign countries may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on the Fund’s share of the Master Portfolio’s securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. If more than 50% of the Fund’s assets (including the Fund’s share of assets held by the Master Portfolio) at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Master Portfolio to foreign countries in respect of foreign securities that the Master Portfolio has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Master Portfolio is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

FOREIGN CURRENCY-RELATED TRANSACTIONS AND PASSIVE FOREIGN INVESTMENT COMPANIES. If the Master Portfolio engages in transactions in foreign currencies, foreign currency-denominated debt securities or certain foreign currency options, futures contracts or forward contracts (or similar instruments), those transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

An equity investment by the Master Portfolio in a “passive foreign investment company” (“PFIC”) could potentially subject the Fund to federal income tax (including interest charges) on distributions from the PFIC or proceeds from the disposition of shares in the PFIC that cannot be eliminated by making distributions to Fund shareholders. A PFIC is generally any foreign corporation if (i) 75% or more of the corporation’s income is passive investment-type income, or (ii) 50% or more of the corporation’s assets produce or are held for the production of passive investment-type income. Certain elections may, however, be made to avoid imposition of the tax noted above. For example, the Master Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether the Master Portfolio or the Fund receives any distributions from the company. An election may also be made to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the PFIC shares had been sold and repurchased on the last day of the taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund, and thereby increase the amount required to be distributed by the Fund to avoid taxation, even though there is no corresponding receipt of cash. Making either of these elections therefore may require the Master Fund to liquidate other investments or the Fund to liquidate interests in the Master Portfolio (including when it is not advantageous to do so) to meet the Fund’s distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

CERTAIN INVESTMENTS IN REITS. Any investment by the Master Portfolio in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. The Master Portfolio’s investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Master Portfolio may be required to sell securities in its portfolio or the Fund may be required to liquidate investments in the Master Portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. As noted above, dividends received by the Fund that are derived from the Master Portfolio’s interest in a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Through its investments in REITs, the Master Portfolio may invest indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Master Portfolio from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

ADDITIONAL TAX INFORMATION CONCERNING NON-U.S. SHAREHOLDERS. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of federal income tax.

Effective for taxable years of a RIC beginning before January 1, 2012, the RIC was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to federal income tax if earned directly by an individual shareholder, to the extent such distributions were properly reported as such by the RIC (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the RIC (“short-term capital gain dividends”). The exemption from withholding for interest-related dividends did not apply to distributions to a foreign shareholder (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends did not apply to distributions to (a) an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests.

For such taxable years, a RIC was permitted to report as interest-related and/or short-term capital gain dividends all, some, or none of its potentially eligible dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends with respect to taxable years of a Fund beginning on or after January 1, 2012 and what the terms of any such extension would be, including whether such extension would have retroactive effect.

If a beneficial holder of Fund Shares who or which is a foreign person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Shares who or which is a foreign person is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of Shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (see below).

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order for a foreign investor to qualify for exemption from backup withholding (which is discussed generally above) or for lower withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisers in this regard.

Very generally, special tax rules apply to Fund shareholders if the Master Portfolio holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Master Portfolio’s USPRIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions — and, in certain cases, gain realized on sale of Fund shares — at regular U.S. federal income tax rates. The Master Portfolio does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply to Fund shareholders.

A beneficial holder of Shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

ADDITIONAL TAX INFORMATION CONCERNING TAX-EXEMPT SHAREHOLDERS. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from the Master Portfolio’s investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of Shares of the Fund as investments through such plans and the precise effect of such investments in their particular tax situations.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by the Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future guidance may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

GENERAL. As noted above, information set forth in the Prospectuses and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussions in the Prospectuses and this SAI are based on tax laws and regulations which are in effect on the date of the Prospectuses and this SAI. Such laws and regulations may be changed by legislative or administrative action, and such changes may be retroactive.

MANAGEMENT OF STERLING CAPITAL FUNDS

TRUSTEES AND OFFICERS

The Fund is managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Fund officers.

The Trustees of the Funds (including Trustees who are not “interested persons” as defined in the 1940 Act) of the Funds (“Independent Trustees”)), their ages, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Sterling Capital Funds complex that the Trustee oversees, any other directorships or trusteeships held by the Trustee during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills are listed in the two tables immediately following. The business address of the Trustees and Officers listed below is 434 Fayetteville Street Mall, Fifth Floor, Raleigh, NC, 27601.

INDEPENDENT TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH STERLING CAPITAL INTERNATIONAL INDEX FUND	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX BY TRUSTEE*	DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX DURING THE PAST FIVE YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 - present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	30	None	Significant executive experience, including continuing service as senior fellow of a foundation, and previous executive and board experience in government and with non-profit endowment funds and private foundations.

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 8/00 - present	From September 2010 to present, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate Inc.	30	None	Significant executive experience including continuing service as chief executive officer of an investment services organization and past service as a manager of a mutual fund complex and as an executive of a banking organization.

NAME AND AGE	POSITION(S) HELD WITH STERLING CAPITAL INTERNATIONAL INDEX FUND	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX BY TRUSTEE*	DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX DURING THE PAST FIVE YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 - present	From June 2010 to present, independent consultant; From July 1998 to June 2010, President of Peace College	30	None	Significant executive experience in non-profit and government organizations, including continuing service as a college president; experience overseeing endowment investments.

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 5/04 - present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	30	None	Significant executive experience including past service as senior executive vice president of a large investment services organization.

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 -present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None	Significant executive experience including past service as president of two publicly-traded banking firms and as head of corporate finance for a securities brokerage firm.

INTERESTED TRUSTEE

NAME AND AGE	POSITION(S) HELD WITH STERLING CAPITAL INTERNATIONAL INDEX FUND	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS OVERSEEN IN FUND COMPLEX BY TRUSTEE*	DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX DURING THE PAST FIVE YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Alexander W. McAlister** Birthdate:03/60	Trustee	Indefinite, 11/10 - present	President, Sterling Capital Management LLC	30	Director, Sterling Capital	Significant executive experience including continuing service as president of an investment services organization and as a sales director of an investment services organization.

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.
**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser.

The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), Sterling Capital or BB&T, receives any compensation from the Funds for acting as a Trustee.

Sterling Capital’s Chief Compliance Officer (“CCO”), Mr. Ward, also serves as the Fund’s CCO. The CCO’s compensation is reviewed and approved by the Board of Trustees and paid by Sterling Capital. However, the Fund reimburses Sterling Capital for its allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by Mr. Ward.

OFFICERS

(1)	(2)	(3)	(4)	(5)	(6)
NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
E.G. Purcell, III Birthdate: 01/55	President	Indefinite, President, 11/08- Present; Secretary, 11/08- 8/10; Vice President, 11/00- 11/08	From 1995 to present, Executive Director, Sterling Capital and its predecessors	N/A	N/A

James T. Gillespie Birthdate: 11/66	Treasurer	Indefinite, 6/10- Present

From June 2010 to present, Director, Sterling Capital and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JP Morgan; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration,

Sterling Capital and its predecessors

				N/A	N/A

(1)	(2)	(3)	(4)	(5)	(6)
NAME AND AGE	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Todd M. Miller Birthdate: 9/71	Vice President and Secretary	Indefinite, Vice President, 8/05- Present; Secretary, 8/10- present	From June 2009 to present, Director, Sterling Capital and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services	N/A	N/A

Clinton L. Ward Birthdate: 11/69	Executive Director, Chief Compliance and Anti- Money Laundering Officer	Indefinite, 4/07- Present	From July 2004 to present, Chief Compliance Officer and Executive Director, Sterling Capital and its predecessors	N/A	N/A

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer 6/10- present; Treasurer, 4/07-6/10	From January 2007 to present, Vice President and Senior Director; from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing	N/A	N/A

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite 11/11- Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing	N/A	N/A

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUND
Alexander W. McAlister	Sterling Capital Management LLC, President

E.G. Purcell, III	Sterling Capital Management LLC, Executive Director

James T. Gillespie	Sterling Capital Management LLC, Director

Todd M. Miller	Sterling Capital Management LLC, Director

Clinton L. Ward	Sterling Capital Management LLC, Executive Director, Chief Compliance Officer

Andrew J. McNally	BNY Mellon Investment Servicing, Vice President and Senior Director, Fund Accounting and Administration Department

The officers of the Fund receive no compensation directly from the Funds for performing the duties of their offices. Sterling Capital receives fees from the Fund for acting as Administrator and BNY Mellon Investment Servicing receives fees from the Fund for acting as transfer agent to the Fund. In addition, BNY Mellon Investment Servicing and BlackRock receive fees from the Administrator for acting as Sub-Administrators.

Responsibilities of the Board of Trustees

The Board has overall responsibility for the conduct of the affairs of the Trust. The Board sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and the election and qualification of his successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose.

Board Leadership Structure

The Board’s leadership structure features Independent Trustees serving as Board Chairman and as Chairperson of each of the Board’s Committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Trustees are members of the Audit and Nominations Committees. Inclusion of all Independent Trustees in the Audit and Nominations Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The officers of the Trust are elected annually by the Board. The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees. The Trust’s CCO must be approved by a majority of the Independent Trustees. Any officer may be removed, with or without cause, by the Board.

Board Oversight of Trust Risk

The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of the Funds. The officers of the Funds, including the President and Principal Executive Officer, the Treasurer and Principal Financial Officer, and the CCO, report to the Board and to the Chairs of its Committees on a variety of matters at regular meetings of the Board and on an ad hoc basis.

The Sterling Capital Funds have retained Sterling Capital as the Fund’s investment adviser and administrator. Sterling Capital provides the Fund with investment advisory services, and is responsible for day-to-day administration of the Fund and management of the risks that arise from the Fund’s investments and operations. BlackRock serves as investment adviser to the Master Portfolio. Employees of Sterling Capital serve as the Fund’s officers, including the Fund’s President and Principal Executive Officer and the CCO. The Board provides oversight of the services provided by Sterling Capital, including risk management services. In the course of providing oversight, the Board receives a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board meets periodically with Sterling Capital personnel to receive reports on Sterling Capital’s and other service providers’ risk management services. The Board also meets periodically with the Fund’s CCO to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE. The purposes of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts and Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Audit Committee. For the fiscal year ended December 31, 2011, there were three meetings of the Audit Committee.

NOMINATIONS COMMITTEE. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, Van Scoy and Ms. Bingham serve on this Committee; Ms. Bingham serves as chair of the Nominations Committee. For the fiscal year ended December 31, 2011, there no meetings of the Nominations Committee.

Pursuant to procedures adopted by the Board, the Nominations Committee may consider Trustee candidates recommended by members of the Nominations Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, or candidates recommended by the Trust’s management. Shareholder recommendations should be submitted to the Nominations Committee in care of Sterling Capital Funds. Recommendations for candidates as Trustees of Sterling Capital Funds will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies.

SECURITIES OWNERSHIP

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2011.

The following table shows information for Trustees who are not “interested persons” of the Fund as defined in the 1940 Act:

(1)	(2)	(3)
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE INTERNATIONAL INDEX FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
Thomas W. Lambeth	0	$10,001-$50,000
Drew T. Kagan	0	$10,001-$50,000
Laura C. Bingham	0	$50,001-$100,000
Douglas Van Scoy	0	$50,001-$100,000
James L. Roberts	0	$>100,000

The following table shows information for the Trustee who is an “interested person” of the Fund as defined in the 1940 Act:

(1)	(2)	(3)
NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE INTERNATIONAL INDEX FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL OVERSEEN BY REGISTERED INVESTMENT COMPANIES TRUSTEE IN FAMILY OF INVESTMENT COMPANIES*
Alexander W. McAlister	0	$ >100,000

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

As of December 31, 2011, the officers and Trustees did not own any shares of the Fund because the Fund had not yet commenced operations.

TRUSTEE COMPENSATION

Trustee aggregate compensation paid by the Fund and the Sterling Capital Fund Complex* for the calendar year ended December 31, 2011, is set forth below:

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE FUND#	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED TOTAL ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM STERLING CAPITAL FUND COMPLEX PAID TO EACH TRUSTEE *
Thomas W. Lambeth	$1,119.66	N/A	N/A	$71,250
Drew T. Kagan	$1,119.66	N/A	N/A	$71,250
Laura C. Bingham	$ 895.73	N/A	N/A	$57,500
Douglas R. Van Scoy	$ 895.73	N/A	N/A	$57,500
James L. Roberts	$ 895.73	N/A	N/A	$57,500
Alexander W. McAlister	$ 0	N/A	N/A	$ 0

#	The compensation presented in this column is an estimate of the portion of the meeting fees payable to the directors who are not “interested persons” of Sterling Capital Funds that will be allocated to the Fund for the fiscal year ending December 31, 2012.
*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds. The compensation presented in this column is an aggregate of the compensation paid to each series of the Sterling Capital Fund Complex (other than the Fund) during the fiscal year ended December 31, 2011 and the compensation included under the “Aggregate Compensation from the Fund” column.

MANAGEMENT OF THE MASTER PORTFOLIO

The Board of Directors of QMS (for purposes of this section, the “Board of Directors” or the “Board”) consists of thirteen individuals (each, a “Director”), eleven of whom are not “interested persons” of QMS as defined in the 1940 Act (the “Independent Directors”). The registered investment companies advised by BlackRock or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). QMS is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Directors also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.

The Board of Directors has overall responsibility for the oversight of QMS. The Co-Chairs of the Board are Independent Directors, and the Chair of each Board committee (each, a “Committee”) is an Independent Director. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The Board also has one ad hoc committee, the Joint Product Pricing Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Directors meet regularly outside the presence of QMS management, in executive session or with other service providers to QMS. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BlackRock to manage the Master Portfolio on a day-to-day basis. The Board is responsible for overseeing BlackRock, other service providers, the operations of the Master Portfolio and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, the QMS charter, and the Master Portfolio’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Master Portfolio’s performances, operations, and investment strategies and techniques. The Board also conducts reviews of BlackRock and its role in running the operations of the Master Portfolio.

Day-to-day risk management with respect to the Master Portfolio is the responsibility of BlackRock or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the BlackRock. The Master Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BlackRock and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Master Portfolio. Risk oversight forms part of the Board’s general oversight of the Master Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Master Portfolio, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Master Portfolio and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Master Portfolio’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Master Portfolio’s compliance program and reports to the Board regarding compliance matters for the Master Portfolio and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of QMS’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for QMS; (3) review the conduct and results of each independent audit of QMS’s financial statements; (4) review any issues raised by the independent auditors or management of the Master Portfolio regarding the accounting or financial reporting policies and practices of QMS and the internal controls of QMS and certain service providers; (5) oversee the performance of (a) QMS’s internal audit function provided by its investment adviser and (b) the independent auditors; (6) discuss with management of the Master Portfolio its policies regarding risk assessment and risk management and (7) resolve any disagreements between management of the Master Portfolio and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2010, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina S. Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Directors of QMS and recommend Independent Director nominees for election by interestholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and Committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by the QMS’s interestholders as it deems appropriate. QMS’s interestholders who wish to recommend a nominee should send nominations to the Secretary of QMS that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2010, the Governance Committee met four times.

The members of the Compliance Committee are Joseph P. Platt (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Directors. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving QMS, the fund-related activities of BlackRock and QMS’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of QMS and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, QMS’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding QMS’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2010, the Compliance Committee met eight times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes and Rodney D. Johnson, all of whom are Independent Directors. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Master Portfolio’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Directors in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Master Portfolio’s investment objectives, policies and practices and the Master Portfolio’s investment performance; (2) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (3) review personnel and resources devoted to management of the Master Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (4) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, mergers or liquidations; (5) request and review information on the nature, extent and quality of services provided to the interestholders; and (6) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2010, the Performance Oversight Committee met four times.

The Boards of the Equity-Liquidity Complex, the Equity-Bond Complex and the closed-end BlackRock Fund Complex, established the ad hoc Joint Product Pricing Committee (the “Product Pricing Committee”) comprised of nine members drawn from the independent board members serving on the boards of these BlackRock Fund Complexes. Ronald W. Forbes and Rodney D. Johnson are members of the Product Pricing Committee representing the Equity-Liquidity Complex. Two independent board members representing the closed-end BlackRock Fund Complex and five independent board members representing the Equity-Bond Complex serve on the Product Pricing Committee. The Product Pricing Committee is chaired by an independent board member from the Equity-Bond Complex. The purpose of the Product Pricing Committee is to review the components and pricing structure of the non-money market funds in the BlackRock Fund Complexes. During the fiscal year ended December 31, 2010, the Product Pricing Committee met ten times.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Directors, and Richard S. Davis, who serves as an interested Director. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. The Executive Committee was constituted December 3, 2008, and during the fiscal year ended December 31, 2010, the Executive Committee did not hold a formal meeting.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Director candidates (the “Statement of Policy”). The Board believes that each Independent Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing QMS and protecting the interests of interestholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Master Portfolio’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors.

Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of QMS and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Directors that support the conclusion that each Director should serve (or continue to serve) on the Board.

Trustees	Experience, Qualifications and Skills
Independent Trustees

David O. Beim	David O. Beim has served for approximately 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Ronald W. Forbes	Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provides Mr. Forbes with direct knowledge of the operation of QMS and the business and regulatory issues facing QMS He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the boards. Mr. Forbes has also served as a member of the task force on municipal securities markets for Twentieth Century Fund.

Dr. Martina S. Homer	Dr. Matina S. Horner has served for approximately 6 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her service as executive vice president of Teachers Insurance and Annuity Association and College Retirement Equities Fund. This experience provides Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Investment Officer of Temple University for two years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., since 1997, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt	Joseph P. Platt has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of private, public and non-profit companies.

Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Toby Rosenblatt	Toby Rosenblatt has served for approximately 19 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

Kenneth L. Urish	Kenneth L. Urish has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Frederick W. Winter	Frederick W. Winter has served for approximately 11 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof since 1997. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Interested Trustees

Richard S. Davis	Richard S. Davis’s experience as a Managing Director of BlackRock, Inc. and Chief Executive Officer of State Street Research & Management Company benefits the Fund by providing it with additional business leadership and experience, while adding the benefit of his diverse knowledge concerning investment management firms. In addition Mr. Davis’s experience as the Chairman of State Street Research Mutual Funds and SSR Realty provides the Fund with a wealth of practical business knowledge and leadership. Mr. Davis’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Fund with greater insight into the analysis and evaluation of both its existing investment portfolios and potential future investments as well as enhanced oversight of its investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Board with direct knowledge of the operations of the Fund and its investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Biographical Information

Certain biographical and other information relating to the Directors of QMS is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during the past five years. The address for each Director is 55 East 52nd Street, New York, New York 10055.

Name and Year of Birth	Position(s) Held With QMS	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors(1)

David O. Beim(3) 1940	Director	2007 to present	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 95 Portfolios	None

Ronald W. Forbes(4) 1940	Director	2007 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner(5) 1939	Director	2007 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson(4) 1941	Director	2007 to present	President, Fairmont Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center from 2004 to 2010; Member of Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 95 Portfolios	None

Name and Year of Birth	Position(s) Held With QMS	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Herbert I. London 1939	Director	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 1952	Director	2007 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing from 2005 to 2009; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Name and Year of Birth	Position(s) Held With QMS	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Joseph P. Platt, Jr.(6) 1947	Director	2007 to present	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; General Partner, Thorn Partner, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 1945	Director	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt (7) 1938	Director	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, the James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 95 Portfolios	A.P. Pharma Inc. (specialty pharmaceuticals)

Name and Year of Birth	Position(s) Held With QMS	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Kenneth L. Urish (8) 1951	Director	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 1945	Director	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) from 2004 to 2008; Director Tippman Sports (recreation) since 2005.	36 RICs consisting of 95 Portfolios	None

Name and Year of Birth	Position(s) Held With QMS	Length of Time Served(2)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors(1),(9)

Richard S. Davis 1945	Director	2007 to present	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	168 RICs consisting of 288 Portfolios	None

Henry Gabbay 1947	Director	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	168 RICs consisting of 288 Portfolios	None

(1)

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board of Trustees has approved one-year extensions in the terms of Directors who turn 72 prior to December 31, 2013.

(2)

Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows all Directors as joining the QMS Board in 2007, each Independent Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Cobb, Jr. 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(3)	Chair of the Performance Oversight Committee.
(4)	Co-Chair of the Board of Trustees.
(5)	Chair of the Governance Committee.
(6)	Chair of the Compliance Committee.
(7)	Vice Chair of the Performance Oversight Committee.
(8)	Chair of the Audit Committee.
(9)

Mr. Davis is an “interested person,” as defined in the 1940 Act, of QMS based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of QMS based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of QMS is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised Funds and any public directorships. The address for each Officer is 55 East 52nd Street, New York, New York 10055.

Officers

Name and Year of Birth	Position(s) Held with QMS	Length of Time Served(1)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

John M. Perlowski 1964	President and Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Director, Family Resource Network (charitable foundation) since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.	70 RICs consisting of 192 Portfolios	None

Name and Year of Birth	Position(s) Held with QMS	Length of Time Served(1)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Brendan Kyne 1977	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008-2009; Head of Product Development of BlackRock, Inc. since 2009; Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.	168 RICs consisting of 288 Portfolios	None

Brian Schmidt 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003, including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.	70 RICs consisting of 192 Portfolios	None

Name and Year of Birth	Position(s) Held with QMS	Length of Time Served(1)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Neal J. Andrews 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	168 RICs consisting of 288 Portfolios	None

Name and Year of Birth	Position(s) Held with QMS	Length of Time Served(1)	Principal Occupations(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Jay M. Fife 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	168 RICs consisting of 288 Portfolios	None

Brian P. Kindelan 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	168 RICs consisting of 288 Portfolio	None

Ira P. Shapiro 1963	Secretary	2010 to present	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.	74 RICs consisting of 410 Portfolios	None

(1)	Officers of the Trust serve at the pleasure of the Board of Trustees.

CODES OF ETHICS

Sterling Capital Funds, Sterling Capital and BlackRock have each adopted a code of ethics (“Codes”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

INVESTMENT ADVISER

Investment advisory and management services are provided to the Fund by Sterling Capital pursuant to an Amended and Restated Investment Advisory Agreement (“Advisory Agreement”) dated as of October 1, 2010, as amended.

Under the Advisory Agreement between Sterling Capital Funds and Sterling Capital, the fee payable to Sterling Capital by the International Index Fund, for investment advisory services is: (a) no fee for periods that all of the Fund’s assets are invested in the Master Portfolio, (b) a fee computed daily and paid monthly at the annual rate of fifty one hundredths of one percent (0.50%) of the Fund’s average daily net assets if the Fund’s assets are not invested in the Master Portfolio and the Sterling Capital has assumed active management of the Fund’s portfolio, or (c) such fee as may from time to time be agreed upon in writing by Sterling Capital Funds and Sterling Capital. A fee agreed to in writing from time to time by Sterling Capital Funds and Sterling Capital may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase the net income of the Fund during the period when such lower fee is in effect.

The Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Sterling Capital in the performance of its duties, or from reckless disregard by Sterling Capital of its duties and obligations thereunder.

Unless sooner terminated, the Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by the Fund’s Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION - Miscellaneous”). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days’ written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by Sterling Capital. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Sterling Capital is a successor to Sterling Capital Management Company (“UAM Sterling”), a wholly-owned subsidiary of United Asset Management, Inc. (“UAM”). Old Mutual, plc acquired UAM on September 26, 2000. Mark Whalen, Dave Ralston, Ed Brea, Alex McAlister and Brian Walton, key employees of UAM Sterling, organized Sterling Capital to purchase and continue the investment advisory business of UAM Sterling. UAM Sterling was formed in 1970 and became a subsidiary of UAM in 1984. It served as an investment adviser to the predecessor funds to a series of Sterling Capital Funds until the sale of UAM Sterling to Sterling Capital. On April 1, 2005, BB&T acquired a 70% ownership interest in Sterling Capital.

For the fiscal years ended December 31, 2010, 2009 and 2008, the Fund’s Adviser received no investment advisory fees because the Fund had not yet commenced operations.

INVESTMENT ADVISER OF THE MASTER PORTFOLIO. QMS has entered into a management agreement (the “Management Agreement”) with BlackRock as the manager. BlackRock provides QMS with investment advisory and management services. Subject to the oversight of the QMS Board of Directors, BlackRock is responsible for the actual management of the Master Portfolio and reviews the Master Portfolio’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with BlackRock. BlackRock performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Master Portfolio.

BlackRock receives for its services to the Master Portfolio monthly compensation at an annual rate of 0.01% of average daily net assets of the Master Portfolio. BlackRock entered into a contractual arrangement with QMS on behalf of the Master Portfolio under which BlackRock agreed to waive and/or reimburse fees and/or expenses in order to limit total operating expenses incurred to 0.12% of the Master Portfolio’s average daily net assets for the fiscal year ended December 31, 2010.

The table below sets forth information about the total management fees paid by the Master Portfolio and the amount of any waiver (including any amounts waived due to the Master Portfolio’s investment in an affiliated money market fund) for the periods indicated.

Fiscal year ended December 31,
2010
	Contractual Amount payable to BlackRock	$79,568
	Amount waived by BlackRock	$49,666
2009
	Contractual Amount payable to BlackRock	$74,764
	Amount waived by BlackRock	$18,879
2008
	Contractual Amount payable to BlackRock	$93,067
	Amount waived by BlackRock	$79,741

BlackRock has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as investment sub-adviser to the Master Portfolio under which BlackRock will pay a monthly fee at the annual rate equal to a percentage of the fee paid to BlackRock for services it provides to the Master Portfolio.

For the fiscal years ended December 31, 2010, 2009 and 2008, BlackRock paid sub-advisory fees to BIM with respect to the Master Portfolio of $34,912, $50,041, and $49,193, respectively.

Payment of Series Expenses. The Management Agreement obligates BlackRock to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of QMS in connection with investment and economic research, trading and investment management of QMS, as well as the fees of all Directors who are affiliated persons of BlackRock or any of its affiliates. QMS pays, or causes to be paid, all other expenses incurred in the operation of QMS and the Master Portfolio (except to the extent paid by the Placement Agents (as defined below)) including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses or statements of additional information, except to the extent paid by the Placement Agents, charges of the custodian and sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of interests, Commission fees, expenses of registering the interests under federal, state or foreign laws, expenses of non-affiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the QMS or the Master Portfolio. Certain accounting services are provided for QMS by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and QMS. QMS pays a fee for these services. In addition, BlackRock provides certain accounting services to QMS and QMS pays BlackRock a fee for such services. The Placement Agents will pay certain of the expenses of BlackRock incurred in connection with the offering of the interests in the Master Portfolio.

Organization of BlackRock. BlackRock Advisors, LLC is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. While BlackRock is ultimately responsible for the management of QMS, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BIM is an affiliate of BlackRock and is an indirect wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, the Management Agreement and each -Advisory Agreement will remain in effect for an initial two year period and from year to year if approved annually (a) by the Board of Directors of QMS or by a vote of a majority of the outstanding voting securities of QMS and (b) by a majority of the Directors of QMS who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party. Each Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the interestholders of the Master Portfolio.

As of December 31, 2010, the individuals named as Portfolio Managers in the prospectuses were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Master Portfolio, as indicated in the table below:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Corallo
Number of Accounts	66	163	66
Net Assets	$45.2 billion	$ 416 billion	$154 billion
Christopher Bliss, CFA, CPA
Number of Accounts	66	38	5
Net Assets	$45.2 billion	$ 27.4 billion	$7.4 billion
Jennifer Hsui, CFA
Number of Accounts	66	51	39
Net Assets	$45.2 billion	$285.4 billion	$108.7 billion
Creighton Jue, CFA
Number of Accounts	66	77	27
Net Assets	$45.2 billion	$114.5 billion	$42 billion

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts as of December 31, 2010:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward Corallo
Number of Accounts	0	8	3
Net Assets	$0	$ 5.7 billion	$1.5 billion
Christopher Bliss, CFA, CPA
Number of Accounts	0	2	0
Net Assets	$0	$ 1.3 billion	$0
Jennifer Hsui, CFA
Number of Accounts	0	4	3
Net Assets	$0	$ 3 billion	$5.2 billion
Creighton Jue, CFA
Number of Accounts	0	2	0
Net Assets	$0	$753 million	$0

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Master Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Master Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of equity funds is measured on a pre-tax basis over various time periods including 1-, 3-, and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with the interests of long-term interestholders and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Master Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Master Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Master Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Master Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should be noted that Messrs. Bliss, Corallo, and Jue, and Ms. Hsui currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

As of December 31, 2010, the Portfolio Managers beneficially owned shares of the Master Portfolio in amounts reflected in the following table.

		$1	$10,001	$50,001	$100,001	$500,001
		to	to	to	to	to	over
	$0	$10k	$50k	$100k	$500k	$1m	$1m
Edward Corallo	X
Christopher Bliss	X
Jennifer Hsui	X
Creighton Jue	X

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICIES OF THE FUND. The Board of Trustees has delegated the authority to vote proxies on behalf of the Sterling Capital Funds that own voting securities to Sterling Capital. Proxy voting policies and procedures or summaries thereof are attached as Appendix B.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at www.sterlingcapitalfunds.com or by contacting us in writing at Sterling Capital Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIO. QMS’s Board of Directors has delegated the voting of proxies for the Master Portfolio’s securities to BlackRock pursuant to BlackRock’s proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Master Portfolio securities in the best interests of the Master Portfolio and its interestholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio, on the one hand, and those of BlackRock, or any affiliated person of the Master Portfolio or BlackRock, on the other. In such event, provided that BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients. If BlackRock determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock’s Portfolio Management Group and/or BlackRock’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Master Portfolio’s Proxy Voting Policies is attached as Appendix C.

Information on how a Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s Web site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Master Portfolio does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including QMS. In return for such services, BlackRock may cause the Master Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) (“Section 28(e)”) of the Securities Exchange Act of 1934 (the “Exchange Act”) permits an investment adviser, such as BlackRock, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to QMS.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which BlackRock might pay with the Master Portfolio’s commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analyses. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for BlackRock’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by QMS to BlackRock are not reduced as a result of BlackRock’s receipt of research services.

In some cases BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, BlackRock may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. The Financial Industry Regulatory Authority, Inc. (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master Portfolio anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master Portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

Foreign equity securities may be held by the Master Portfolio in the form of ADRs, EDRs and GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

The Master Portfolio’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the interests in the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

BROKERAGE COMMISSIONS. For the periods shown below, the Master Portfolio paid brokerage commissions in the dollar amounts shown below.

MASTER PORTFOLIO	FISCAL YEAR ENDED 12/31/2008	FISCAL YEAR ENDED 12/31/2009	FISCAL YEAR ENDED 12/31/2010
Master Portfolio	$163,884	$130,079	$102,678

The Master Portfolio paid brokerage commissions to affiliated brokers for the fiscal year ended December 31, 2008 in the amount of $41,908.

The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with QMS and persons who are affiliated with such persons are prohibited from dealing with QMS as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market are usually with dealers acting as principal for their own accounts, affiliated persons of QMS will not deal with affiliated persons, including BlackRock and its affiliates in such transactions. However, an affiliated person of QMS may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, QMS may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch, PNC or any affiliated person (as defined in the 1940 Act) thereof is a member or in a private placement in which any such entity serves as placement agent except pursuant to procedures adopted by the QMS Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Because of the affiliation of BlackRock with BlackRock, Inc., QMS is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Without such an exemptive order, QMS would be prohibited from engaging in portfolio transactions with BlackRock or any of its affiliates acting as principal.

QMS has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of QMS. Pursuant to that order, QMS also has retained an affiliated entity of BlackRock as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. The Master Portfolio did not pay any securities lending fees to the securities lending agent for the fiscal years ended December 31, 2010, 2009 and 2008.

In connection with securities lending activities, the lending agent may, on behalf of the Master Portfolio, invest cash collateral received by QMS for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by BlackRock or its affiliates. Pursuant to the same order, QMS may invest its uninvested cash in registered money market funds advised by BlackRock or its affiliates, or in a private investment company managed by the lending agent. If QMS acquires shares in either the private investment company or an affiliated money market fund, interestholders would bear both their proportionate share of QMS’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by QMS. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by BlackRock’s waiver of a portion of its management fee.

SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 2010, the Master Portfolio owned securities of its “regular brokers or dealers” (as defined in the 1940 Act), or its parents, as follows:

BROKER/DEALER OR PARENT	AMOUNT
BNP Paribas SA	$4,995,000
Deutsche Bank AG	$3,985,000
Credit Suisse Group AG	$3,724,000
Nomura Holdings, Inc.	$1,835,000

The QMS Board of Directors has considered the possibility of seeking to recapture for the benefit of the Master Portfolio’s brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the management fee paid by the Master Portfolio to BlackRock. After considering all factors deemed relevant, the QMS Board of Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of BlackRock or an affiliate when one or more clients of BlackRock or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master Portfolio or other clients or funds for which BlackRock or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

GLASS-STEAGALL ACT

In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the “Board of Governors”) issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the “Holding Company Act”) or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board of Governors in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

Sterling Capital believes that it possesses the legal authority to perform the services for the Fund contemplated by the Advisory Agreement and described in the Prospectuses and this SAI and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Sterling Capital from continuing to perform such services for Sterling Capital Funds. Depending upon the nature of any changes in the services which could be provided by Sterling Capital, the Board of Trustees of Sterling Capital Funds would review Sterling Capital Funds’ relationship with Sterling Capital and consider taking all action necessary in the circumstances.

Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Sterling Capital or its affiliated and correspondent banks (the “Banks”) in connection with customer’s purchases of Shares of the Fund, the Banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Fund’s method of operations would affect its NAV per share or result in financial losses to any customer.

ADMINISTRATOR

ADMINISTRATOR OF THE FUND. Sterling Capital, 434 Fayetteville Street Mall, Fifth Floor, Raleigh, North Carolina 27601, serves as the Administrator (the “Administrator”) to the Fund pursuant to an Administration Agreement effective October 1, 2010, as amended. Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Fund, to maintain the Fund’s financial accounts and records, and to furnish the Fund’s statistical and research data and certain bookkeeping services, and certain other services required by the Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Fund’s operations (other than those performed by Sterling Capital under the Advisory Agreement, those performed by State Street Bank and Trust Company (“State Street”) under its custodial services and fund accounting agreements with the Fund, and those performed by BNY Mellon Investment Servicing under its transfer agency and blue sky service agreements with the Fund). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee from the Fund that is calculated based upon each series of the Sterling Capital Funds’ (except Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund) average net assets as well as the average net assets of the remaining series of Sterling Capital Funds (except Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund) and the average net assets of Sterling Capital Variable Insurance Funds (except Sterling Capital Strategic Allocation Equity VIF). The fee shall be calculated at an annual rate of eleven one-hundredths of one percent (0.11%), applicable to the first $3.5 billion of average net assets, at an annual rate of seven-and-one-half one-hundredths of one percent (0.075%) of the next $1 billion of average net assets, at the annul date of six one-hundredths of one percent (0.06%) of the next $1.5 billion of average net assets, and at an annual rate of four one-hundredths of one percent (0.04%) of average net assets in excess of $6 billion. In addition, the Administrator has determined that special additional administrative services can only be obtained from BlackRock for the Fund and has contracted to obtain these special additional administrative services at a cost of 0.10% of the Fund’s average daily net assets. In consideration of said special additional administrative services and the cost in obtaining the same, the Administrator shall receive an additional fee of 0.10% of the Fund’s average daily net assets. Both fees shall be computed daily and paid monthly. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.

Alternatively, the Fund may pay a fee as may from time to time be agreed upon in writing by Sterling Capital Funds and the Administrator. A fee agreed to in writing from time to time by the Fund and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund’s expenses and increase the net income of the Fund during the period when such lower fee is in effect.

Because the Fund had not yet commenced operations, it did not pay any fees or expenses to the Administrator pursuant to the Administration Agreement.

The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue for a period of three years (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Term”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement also is terminable upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) on not less than 60 days’ written notice by the party alleging cause.

The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by Sterling Capital Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder, except as otherwise provided by applicable law.

SUB-ADMINISTRATORS

BNY Mellon Investment Servicing (the “Sub-Administrator”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Fund pursuant to a Sub-Administration Services Agreement dated December 18, 2006, as amended (the “BNY Sub-Administration Agreement”). Under the BNY Sub-Administration Agreement, the Sub-Administrator has agreed to assume many of the Administrator’s duties, for which BNY Mellon Investment Servicing receives a fee, paid by the Administrator, that is calculated based upon each portfolio of the Sterling Capital Funds’ average net assets as well as the average net assets of Sterling Capital Variable Insurance Funds. The fee shall be calculated at the annual rate of 0.0395% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0240% applicable to the next $1 billion of average net assets, at the annual rate of 0.019% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.

BlackRock serves as sub-administrator to the Sterling Capital International Index Fund pursuant to a Sub-Administration Agreement (the “BlackRock Sub-Administration Agreement”). Under the BlackRock Sub-Administration Agreement, BlackRock performs certain administrative services for the Sterling Capital International Index Fund, for which it receives an annual fee, paid by the Administrator, that is equal to 0.10% of the Sterling Capital International Index Fund’s average annual net assets.

PLACEMENT AGENT OF THE MASTER PORTFOLIO.

Effective October 1, 2008, exclusive placement agent for the Master Portfolio is BlackRock Investments, LLC (the “Placement Agent”), an affiliate of BlackRock, with offices at 40 East 52nd Street, New York, NY 10022. Prior to October 1, 2008, FAM Distributors, Inc. and BlackRock Distributors, Inc. acted as co-placement agents for the Master Portfolio. Pursuant to the Placement Agency Agreement, the Master Portfolio agrees to pay the Placement Agent’s out of pocket costs and a fee or fees as may be agreed to from time to time in writing by the Master Portfolio and the Placement Agent. Investment companies, common and commingled trust funds and the similar organizations and entities may continuously invest in the Master Portfolio.

UNDERWRITER

Sterling Capital Distributors, Inc. (the “Distributor”), 760 Moore Road, King of Prussia, PA 19406, serves as principal underwriter to the Fund pursuant to an Underwriting Agreement effective as of October 1, 2010 that incorporates by reference the terms of an underwriting agreement between the Distributor and the Sterling Capital Funds dated April 23, 2007 (the “Underwriting Agreement”). The Underwriting Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Fund’s Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Fund who are not parties to such Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to such Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

Under the Underwriting Agreement the Distributor receives payment from the Fund for distribution activities permitted and authorized under the Distribution Plan adopted by the Fund. Under the Distribution Plan, the Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of the Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of the Fund. The Distributor may periodically waive all or a portion of the fee with respect to the Fund in order to increase the net investment income of the fund available for distribution as dividends. The Adviser may also compensate the Distributor for services provided to the Funds under the Underwriting Agreement that either (i) are not authorized under the Distribution Plan or (ii) represent amounts incurred in excess of the fee payable under the Distribution Plan.

Because the Fund had not yet commenced operations, it did not pay any fees or expenses to the Distributor pursuant to the Underwriting Agreement.

The Distribution Plan was adopted by the Fund’s Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the “Independent Trustees”). The Distribution Plan provides for fees only upon the Class A and Class C Shares of each Fund.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class C Shares of the Fund. The Distribution Plan may be amended by vote of the Fund’s Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund’s Class A and Class C Shares. The Fund’s Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

The Distributor may use the distribution fee to provide distribution assistance with respect to the Fund’s Class A and Class C Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a “Servicing Agreement”) between the Distributor and a Participating Organization. A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund’s Class A and Class C Shares to the Participating Organization’s customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization’s customers owning a Fund’s Class A and Class C Shares.

The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor’s actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor’s actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

The Distribution Plan also contains a so-called “defensive” provision applicable to Class A and Class C Shares. Under this defensive provision, to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Fund within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

EXPENSES

Sterling Capital bears all expenses in connection with the performance of its services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees and Officers of the Fund, SEC fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund’s existence, costs and expenses of shareholders’ and Trustees’ reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class C and Institutional Class of the Fund on the basis of the relative NAV of each class. At present, the only expenses that will be borne solely by Class A and Class C Shares, other than in accordance with the relative NAV of the class, are expenses under the Distribution Plan which relate only to the Class A and Class C Shares.

CUSTODIAN

State Street, located at 200 Clarendon Street, Boston, MA 02111, serves as custodian of the assets of the Fund. As a result, State Street has custody of all securities and cash of Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

JPMorgan Chase Bank, 4 Chase MetroTech, 18th floor, Brooklyn, New York 11245, acts as the custodian of the assets of the Master Portfolio. Under the contracts with QMS, JPMorgan Chase Bank is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Master Portfolio to be held in their respective offices outside the United States and with certain foreign banks and securities depositors. The custodian is responsible for safeguarding and controlling the cash and securities of Master Portfolio, handling the receipt and delivery of securities and collecting interests and dividends on the investments of Master Portfolio.

Under an arrangement effective January 1, 2010, on a monthly basis, the Master Portfolio’s custodian nets the Master Portfolio’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of the Master Portfolio’s fiscal year will not expire. Net debits at the end of a given month are added to the Master Portfolio custody bill and paid by the Master Portfolio.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

BNY Mellon Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Fund pursuant to a Transfer Agency and Blue Sky Services Agreement. BNY Mellon Investment Servicing receives a fee based on the type of services provided to the Fund as agreed upon by the Funds and BNY Mellon Investment Servicing.

State Street, 200 Clarendon Street, Boston, MA 02111, provides fund accounting services to the Fund pursuant to the Custody Agreement with Sterling Capital Funds.

BNY Mellon Investment Servicing also acts as transfer agent and dividend-disbursing agent for the Master Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm. KPMG’s address is 1601 Market Street, Philadelphia, PA 19103.

LEGAL COUNSEL

Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 is counsel to Sterling Capital Funds.

ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

Sterling Capital Funds (previously BB&T Funds) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name “Shelf Registration Trust IV.” A copy of Sterling Capital Funds’ Amended and Restated Agreement and Declaration of Trust dated February 1, 2011, (the “Declaration of Trust”) is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. Sterling Capital Funds presently has twenty-six series of Shares offered to the public which represent interests in the Sterling Capital Select Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital International Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Short-Term Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital National Tax-Free Money Market Fund, Sterling Capital Prime Money Market Fund, Sterling Capital U.S. Treasury Money Market Fund, Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, Sterling Capital Strategic Allocation Growth Fund, Sterling Capital Strategic Allocation Equity Fund, Sterling Capital Small Value Fund, Sterling Capital Equity Index Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund (all of which are currently offered in separate prospectuses and SAIs) and Sterling Capital International Index Fund, respectively. The Funds’ Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of Sterling Capital Funds into one or more additional series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Fund’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

Shares of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon, and (iii) only the holders of Class A and Class C Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

As used in this SAI, a “vote of a majority of the outstanding shares” of the Funds or a particular Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Funds or such Fund are represented in person or by proxy, or (b)  the holders of more than 50% of the outstanding votes of shareholders of Sterling Capital Funds or such Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Funds’ Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

The Agreement and Declaration of Trust states further that no Trustee, officer or agent of Sterling Capital Funds shall be personally liable in connection with the administration or preservation of the assets of Sterling Capital Funds or the conduct of Sterling Capital Funds’ business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or Sterling Capital Funds shall look solely to the assets of Sterling Capital Funds for payment.

MASTER PORTFOLIO ORGANIZATION

The Master Portfolio is a series of QMS, an open-end, series management investment company originally organized as Delaware statutory trust. The Master LLC was organized as a Delaware statutory trust on August 28, 1996 under the name Merrill Lynch Index Trust. On August 2, 1999, the Master LLC was renamed Index Master Series Trust and on December 21, 1999 was renamed Quantitative Master Series Trust. On June 15, 2007, the Master LLC converted to a Delaware limited liability company and changed its name to Quantitative Master Series LLC.

Under the Limited Liability Company Agreement (“LLC Agreement”) that establishes QMS, a Delaware limited liability company, the Directors are authorized to issue interests in each series of QMS. Interests in the Master Portfolio are not offered to the public and are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in the Master Portfolio may be made only by a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other entities that are “accredited investors” within the meaning of Regulation D under the Securities Act. The number of holders of the Master Portfolio shall be limited to fewer than 100. Investors are entitled to participate, in proportion to their investment, in distributions of taxable income, loss, gain and deduction with respect to the series in which they have invested. Upon liquidation or dissolution of a series, investors are entitled to share in proportion to their investment in such series’ net assets available for distribution to its investors. Interests in a series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below.

Investments in a series generally may not be transferred. The LLC Agreement provides that obligations of QMS and the series are not binding upon the Directors individually but only upon the property of the series and that the Directors will not be liable for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Directors to redress any breach of trust), but nothing in the LLC Agreement protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The LLC Agreement provides that the Master LLC may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the series, their holders, Directors, officers, employees and agents covering possible tort and other liabilities.

The Master LLC consists of nine series. The Master LLC reserves the right to create and issue interests in a number of additional series. As indicated above, holders of each series participate equally in the earnings and assets of the particular series. Holders of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but holders of all series vote together in the election or selection of Directors and accountants for QMS. Upon liquidation or dissolution of a series, the holders of such series are entitled to share in proportion to their investment in the net assets of such series available for distribution to holders.

From August 2, 1999 through February 15, 2002, the Master Portfolio was named the International (Capitalization Weighted) Index Series.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. No earlier than ten calendar days after the end of a quarter, the Fund will make public on the Fund’s Web site a complete schedule of the Fund’s holdings. Such information will be current as of the end of the most recent calendar quarter and will be available on the Fund’s Web site until updated for the next applicable period.

In addition, portfolio holdings information may be made available to third parties in the following circumstances:

•	After it has been made public on the Fund’s Web site or through a filing with the SEC;

•	In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials are at least fifteen (15) days old; or

•

When (i) the Fund has a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Fund and its shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Fund’s Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Fund’s Chief Executive Officer or Chief Financial Officer and shall be reported to the Board of Trustees at its next scheduled meeting.

*	In determining whether disclosure is in the best interests of the Fund and its shareholders, the Fund’s Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, or its principal underwriter, on the other.

Disclosure to the Fund’s Service Providers

The Fund may provide information to its service providers regarding the Fund’s portfolio holdings that have not been disclosed on the Trust’s Web site or included in a filing with the SEC where relevant to duties to be performed for the Fund. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, proxy voting service providers, independent public accountants and attorneys. The Fund’s service providers are prohibited, by explicit agreement or by virtue of their duties to the Fund, from disclosing to other third parties material non-public information about the

Fund’s portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.

Specific instances in which selective disclosure may be appropriate include, without limitation, disclosure to the Trustees of or service providers to the Funds who have a reasonable need of that information to perform their services for the Funds the Adviser/Administrator; M2 Marketing; Ropes & Gray LLP, attorneys for the Funds, and other attorneys for the Funds who may provide services from time to time; KPMG LLP, the Funds’ independent registered public accounting firm; U.S. Bank, N.A., the Funds’ custodian; BNY Mellon Investment Servicing (U.S. Inc.), the Funds’ transfer agent, fund accountant and sub-administrator; ISS, a division of RiskMetrics Group, the Funds’ proxy voting service provider; and R.R. Donnelley + Sons Company, the Funds’ financial printer.

Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall such information be disclosed for compensation.

MASTER PORTFOLIO’S POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The QMS Board of Directors and the Board of Directors of BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of QMS’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of QMS have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, QMS and BlackRock may, under certain circumstances as set forth below, make selective disclosure with respect to QMS’s portfolio holdings. Each Board of Directors has approved the adoption by QMS of the Guidelines, and employees of BlackRock are responsible for adherence to the Guidelines. The respective Board of Directors provides ongoing oversight of QMS’s and BlackRock’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of BlackRock.

Except as otherwise provided in the Guidelines, Confidential Information relating to QMS may not be distributed to persons not employed by BlackRock unless: (i) QMS has a legitimate business purpose for doing so; and (ii) such information has been publicly disclosed via a filing with the Commission, through a press release or placement on a publicly-available internet Web site. Confidential Information may also be disclosed to QMS’s Directors and their respective counsel, outside counsel for QMS and QMS’s auditors, and may be disclosed to QMS’s service providers and other appropriate parties with the approval of QMS’s Chief Compliance Officer, BlackRock’s General Counsel or BlackRock’s Chief Compliance Officer, and, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of QMS’s Confidential Information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with BlackRock; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with its agreement with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting and other services to QMS or a third-party feeder fund or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]

2.	Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis upon posting to the QMS’s Web site. For money market funds, this will typically be on or about the tenth calendar day after the end of each month.

3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

Portfolio Holdings. In addition to position description, portfolio holdings may also include fund name, CUSIP, ticker symbol, total shares and market value for equity funds and fund name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income funds. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in QMS as of a specific date.

1.	Generally, month-end portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.

2.	Quarter-end portfolio holdings may be made available to third-party data providers, if there is a legitimate marketing and/or investment reason to do so (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.

3.	For money market funds, weekly portfolio holdings are available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

4.	For money market funds, weekly portfolio holdings and characteristics are available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential Information of QMS such as attribution analyses or security-specific information (e.g., information about QMS holdings where an issuer has been downgraded, been acquired or declared bankruptcy). Senior officers of BlackRock may authorize disclosure of QMS’s portfolio securities and other portfolio information for legitimate business purposes.

Implementation. All QMS and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The QMS’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Directors any changes to the Guidelines that he or she deems necessary or appropriate to ensure QMS’s and BlackRock’s compliance.

Ongoing Arrangements. BlackRock has entered into ongoing arrangements to provide selective disclosure of QMS portfolio holdings to the following persons or entities:

1. QMS’s Board of Directors (and if necessary, independent Directors’ counsel and QMS counsel)

2. QMS’s transfer agent

3. QMS’s custodians

4. QMS’s independent registered public accounting firm

5. QMS’s accounting services provider

6. Independent rating agencies - Morningstar, Inc., Lipper Inc., SRP, Moody’s, and Fitch Ratings

7. Information aggregators - Wall Street on Demand, Thomson Financial, Bloomberg, eVestment Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet

8. Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

9. Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Watson Wyatt Investment Consulting, Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

10. Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet, Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, and Japan Securities Dealers Association.

11. Portfolio Compliance Consultants - Oracle/iFlex Solutions, Inc.

12. Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, PayPal Asset Management, Inc., Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.

13. Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

14. Other — Chicago Mercantile Exchange, Inc., Be Creative, Inc. and Investment Company Institute.

With respect to each such arrangement, QMS has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. QMS, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

QMS and BlackRock monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of QMS’s and BlackRock’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BlackRock’s compliance personnel, under the supervision of QMS’s Chief Compliance Officer, monitor BlackRock’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BlackRock maintains an internal restricted list to prevent trading by the personnel of BlackRock or its affiliates in securities—including securities held by QMS — about which BlackRock has Confidential Information. There can be no assurance, however, that QMS’s policies and procedures with respect to the selective disclosure of QMS portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

FREQUENT PURCHASE AND REDEMPTION OF MASTER LLC INTERESTS

QMS does not offer its interests for sale to the general public, nor does it offer an exchange privilege. QMS is not, therefore, directly subject to the risks of short-term trading and the QMS Board of Directors has not adopted procedures to prevent such trading. However, the Master Portfolio may be adversely affected by short-term trading in shares of the Fund.

MISCELLANEOUS

Sterling Capital Funds may include information in its Annual Reports and Semi-Annual Reports to shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within Sterling Capital Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform shareholders of the activities of Sterling Capital Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Sterling Capital Funds officers regarding expected trends and strategies.

Sterling Capital Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of Sterling Capital Funds.

The Fund has not yet publicly offered any shares for sale prior to the date of this SAI. As of January 13, 2012, Sterling Capital owned 100% of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

Financial statements for the Fund are not presented because the Fund has not yet begun investment operations prior to the date of this SAI.

APPENDIX A

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), Fitch, Inc. (“Fitch”), Dominion Bond Ratings Services (“DBRS”), Japan Credit Rating Agency, Ltd. (“JCR”), A.M. Best Company, Inc. (“Best’s”), and Rating and Investment Information, Inc. (“R&I”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings are as of the date of this SAI, and may subsequently change.

LONG - TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the six highest long-term obligation ratings by Moody’s (Moody’s applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security’s ranking within the category. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.):

Aaa	Bonds which are rated “Aaa” are judged to be of the highest quality with minimal credit risk.

Aa	Bonds which are rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds which are rated “A” are considered upper-medium-grade obligations and are subject to very low credit risk.

Baa	Bonds which are rated “Baa” are subject to moderate credit risk. They are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured) and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Description of the six highest long-term issue credit ratings by S&P (S&P may apply a plus (+) or minus (-) sign to a particular rating classification to show relative standing within that classification.):

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

Description of the six highest international long-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category.):

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

Description of the six highest long-term debt rating categories by DBRS (“High” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. “High” and “low” grades are not used for the AAA category.):

AAA	Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standards that DBRS has set for this category, few entities are able to achieve an “AAA” rating.

AA	Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definitions which DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A	Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

BBB	Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB	Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B	Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

Description of the six highest long-term debt ratings by JCR (A plus (+) or minus (-) sign may be added to certain rating symbols (including “AA” and “A”) to indicate relative standing within each of those rating categories.):

AAA	The highest level of capacity of the obligor to honor its financial commitment on the obligation.

AA	A very high level of capacity to honor the financial commitment on the obligation.

A	A high level of capacity to honor the financial commitment on the obligation.

BBB	An adequate level of capacity to honor the financial commitment on the obligation. However, this capacity is more likely to diminish in the future than in the cases of the higher rating categories.

BB	Although the level of capacity to honor the financial commitment on the obligation is not considered problematic at present, this capacity may not persist in the future.

B	A low level of capacity to honor the financial commitment on the obligation, having cause for concern.

Description of the six highest long-term debt ratings by Best’s (Certain ratings (including “aa” and “a”) may be enhanced with a plus (+) or minus (-) sign to indicate whether credit quality is near the top or bottom of a category. A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Issuer Credit Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to Best’s interactive rating process ):

aaa	Exceptional. Assigned to issues, where the issuer has, in Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa	Very Strong. Assigned to issues, where the issuer has, in Best’s opinion, a very strong ability to meet the terms of obligation.

a	Strong. Assigned to issues, where the issuer has, in Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b	Very speculative. Assigned to issues, where the issuer has, in Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

Description of the six highest long-term debt ratings by R&I (Plus (+) and minus (-) signs may be added to ratings symbols within a range from AA to CCC (which is not shown below) to indicate their relative standing within each category):

AAA	The highest credit quality. It is also accompanied by many other excellent factors.

AA	The credit quality is very high. It is also accompanied by excellent factors.

A	The credit quality is high. It is also accompanied by some excellent factors.

BBB	The credit quality is satisfactory, but there are factors that may be vulnerable to environmental changes.

BB	No urgent problem in the credit quality, but there are factors that are vulnerable to environmental changes and require full attention.

B	The credit quality has some problems, and there are factors that require a constant attention.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its short-term debt ratings:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay of short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P’s description of its six highest short-term issue credit ratings:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “‘B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

Description of the six highest international short-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than “F1”.):

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

DBRS’ description of its six highest short-term debt ratings:

R-1	(high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1	(middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition which DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1	(low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2	(high) Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2	(middle) Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2	(low) Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

JCR’s description of its short-term debt ratings:

J-1	The highest level of capacity of the obligor to honor its short-term financial commitment on the obligation. Within this rating category, obligations for which the capacity is particularly high are indicated by the symbol “J-1+.”

J-2	The high level of capacity to honor the short-term financial commitment on the obligation, but slightly less than for category “J-1.”

J-3	An adequate level of capacity of the obligor to honor the short-term financial commitment on the obligation, but susceptible to adverse changes in circumstances.

NJ	The capacity of the obligor to honor the short-term financial commitment on the obligation is less than for the upper-ranking categories.

D	In default.

Best’s description of its six highest short-term debt ratings (A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and Best’s Rating may be subject to near-term change. Ratings prefixed with an “i” denote indicative ratings.):

AMB-1+	Strongest. Assigned to issuers, where the issuer has, in Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Outstanding. Assigned to issuers, where the issuer has, in Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Satisfactory. Assigned to issuers, where the issuer has, in Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In Default. In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

R&I’s description of its short-term debt ratings (The plus sign (+) may be added to ratings in the “a-1” rating to indicate an especially high degree of certainty regarding the repayment of short-term financial obligations):

a-1	A superior degree of certainty regarding the repayment of short-term financial obligation.

a-2	A strong degree of certainty regarding the repayment of short-term financial obligation, but there are some vulnerable factors compared to the rating of the upper grade.

a-3	An adequate degree of certainty regarding the repayment of short-term financial obligation, but there are factors that are vulnerable to environmental changes.

b	The degree of certainty regarding the repayment of short-term financial obligation is not equal to “a-rated” obligations, and there are concerning factors over the repayment.

c	The lowest rating. The repayment of short-term financial obligation is in default, or the possibility of default is extremely high.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody’s description of its two highest short-term loan/municipal note ratings:

MIG1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

STERLING CAPITAL MANAGEMENT COMPLIANCE MANUAL	Section X Rev. 2/2007; 11/2007; 02/2008; 1/2009; 3/3/2010; 8/18/2010; 1/19/2011; 7/2011

PROXY VOTING BY INVESTMENT ADVISERS, Rule 206(4)-6

SUMMARY OF REQUIREMENTS

On January 31, 2003, the U.S. Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser’s fiduciary obligation to its clients when the advisor has authority to vote their proxies.

Proxy Voting Policies and Procedures

Under Rule 206(4)-6, each registered adviser that exercises proxy voting authority over client securities is required to:

•

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must describe how the adviser addresses material conflicts that may arise between the interests of the adviser and its clients.

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted their proxies; and

•	Describe their proxy voting policies and procedures to clients (on Form ADV or elsewhere) and, upon request, furnish a copy of the policies and procedures to the requesting client.

Recordkeeping - Rule 206(4)-6 and Rule 204-2 (The following documents must be maintained.)

•	The proxy voting policies and procedures.

•	Copies of proxy statements the adviser received for client securities. An adviser also can rely on the SEC’s EDGAR system to obtain a copy of the proxy.

•	A record of each vote the adviser cast on behalf of a client.

•	A copy of any document the adviser created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•

A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for that information on behalf of the requesting client.

•	Proxy voting books and records should be maintained in an easily accessible place for a period of five years, the first two years in an appropriate office of the adviser.

Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. No later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s proxy voting record for the most recent 12-month period ended June 30th. The proxy rules are contained in the SEC release available at http://www.sec.gov/rules/final/ia-2106.htm.

I.	PROXY VOTING PROCEDURES

A.	New Account Information

The Senior Client Service Coordinator directs “new client” setup and communicates client instructions with the OPS/Proxy Administrator. The Coordinator delegates and oversees the delivery of the ADV Part 2 which describes Sterling’s proxy policies and procedures, and how to obtain information on how Sterling voted the clients’ proxies, as well as an offer to clients to provide the proxy policies and procedures upon written request.

B.	Instructions to Bank/Broker Custodians

The Wrap Trader is responsible for setting up ProxyEdge for the wrap accounts and the OPS/Portfolio Administrator is responsible for the non-wrap portfolios. The custodian bank/broker is notified that all proxy voting materials should be forwarded to Sterling upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.

C.	Administrative Responsibilities for Proxy Voting

The Operation Manager delegates and oversees the proxy voting process to a person or pool of persons, known as Proxy Administrators, who in turn process and vote all proxies. Proxy materials are forwarded to Sterling’s third party proxy service provider, Broadridge. The Proxy Administrator is responsible for checking with Broadridge for upcoming votes. The Operation Manager has ultimate responsibility for overseeing the processing and recordkeeping of the proxy voting.

(1)	Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)	The Proxy Administrator will look to see if the Portfolio Company is listed on the “Business Relationship List,” which is a listing of all companies with whom Sterling has a client or supplier relationship. (The firm’s Controller maintains the relationship list.) If the Portfolio Company is not listed on the Business Relationship List, then steps (3)-(8) below in this Section C are to be executed. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section D (Treatment of Sterling’s Conflicts of Interest) and steps (3)-(8) below in this Section C will not be executed.

(3)	The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with the “Broadridge Proxy Ballot” to indicate votes. It will continue to be the Proxy Administrator’s responsibility to make sure all proxies are voted on time.

(4)	When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete a “Broadridge Proxy Ballot” which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This ballot will be given to the Proxy Administrator who will then vote the proxy.

(5)	Each proxy is then cross-referenced by the Proxy Administrator to make sure the shares we are voting on are the actual shares we own for that client.

(6)	All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

(7)	After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(8)	The Compliance Officer (or a designee) will review the voting records and verify that shares owned are voted.

(9)	Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, the Broadridge Proxy Ballot, and other notes related to each company vote.

Annual Form N-PX filings informing fund shareholders how Sterling voted proxies of the shareholder’s fund(s) for the 12-month period ended June 30th are filed with the SEC no later than August 31st of each year.

D.	Treatment of Sterling’s Conflicts of Interest

Occasionally, Sterling may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to relinquish the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.

(1)	As noted in Section C (Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section D.

(2)	After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to the designated Equity Analyst who will determine if the proxy should be voted by our clients. If (1) the relationship is not material or (2) if the issue to be voted on is not a “case-by-case” issue then the Equity Analyst will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section C (Administrative Responsibilities for Proxy Voting), steps (3)-(8).

(3)	If (1) the relationship is material and (2) if the issue to be voted on is a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then the Equity Analyst will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and Sterling will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a Sterling business relationship.

(4)	For purposes of determining materiality, a relationship is “material” if it represents at least 1% of Sterling’s revenues in the case of a client relationship and at least 1% of Sterling’s expenses in the case of a supplier relationship.

E.	Treatment of Personal Conflicts of Interest

From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.

(1)	Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member will return the proxy materials to the designated Equity Analyst who will deliver the materials to a different Proxy Committee member for voting.

II.	THE PROXY COMMITTEE

The Proxy Committee has ultimate responsibility and oversight of Sterling’s proxy policies and procedures. The Committee has delegated the responsibility of overseeing the proxy voting process and recordkeeping to the Operations Manager. The firm’s Controller is responsible for maintaining the Business Relationship List. Sterling’s proxy voting guidelines are reviewed at least annually by the Proxy Committee.

III.	PROXY VOTING GUIDELINES

Sterling votes proxies for securities that are traded on U.S. Exchanges. Sterling has adopted and implemented written proxy policies and procedures reasonably designed to ensure that proxies are voted solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. The policy includes procedures to resolve material conflicts of interests that may arise between Sterling and its clients. The voting guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case. In general, Sterling votes “for” those proposals that more closely link the fortunes of employees and management to the performance of the corporation’s stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or reduce management’s accountability to shareholders are typically voted “against”. Clients may obtain a copy of Sterling’s proxy policies and procedures and/or a report summarizing how the client’s securities were voted by contacting Chief Compliance Officer, Clint Ward at scmcompliance@sterling-capital.com

Sterling’s Proxy Committee adopted Glass Lewis Proxy Guidelines, effective 1/1/2011. The Guidelines assist the members of the Sterling’s Proxy Committee in evaluating relevant facts and circumstances which will enable Sterling to vote in a manner consistent with its fiduciary responsibility.

PROXY VOTING FOR STERLING’S QUANTITATIVE PORTFOLIOS

Sterling manages its quantitative portfolios utilizing models that hold approximately 300-400 securities. Due the size of the assets, Sterling considers the proxy votes for the securities held in these portfolios to be of de minimus value. Given the cost in voting proxies for such a large number of holdings, Sterling believes the cost of voting these proxies outweighs any benefit or value that could be derived from voting. Therefore, Sterling does not vote proxies for securities held in the quantitative portfolios.

PROXY VOTING FOR LEGACY BB&T ASSET MANAGEMNT ACCOUNTS

Sterling will continue to delegate proxy voting services to Institutional Shareholder Services (“ISS”), a division of Risk Metrics Group, for legacy BB&T Asset Management (“BB&T AM) accounts until the current contract with ISS expires. At contract termination, all accounts will be voted according to the procedures stated above. ISS assists Sterling by monitoring proxies issued to clients, make vote recommendations, submit proxies in a timely matter and maintain the voting records.

For those clients who have delegated voting authority to Sterling, the client’s custodian will be notified to route all proxy related material to ISS to vote the proxies in accordance with ISS’s standard guidelines. Although Sterling relies on ISS’s voting policies, Sterling reserves the right to reject any given recommendation if it is in the best interest of the client.

PROXY VOTING FOR NEW/TRANSFER-IN-KIND/WRAP ACCOUNTS

When Sterling takes over management of a portfolio, the existing securities in the portfolio are sold. However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling may not vote such proxies. Proxies for companies that are no longer held in a client’s portfolio have no economic value. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.

SECURITIES LENDING BY CLIENT

If a client lends securities, Sterling will vote the securities’ shares as reported to Broadridge by the client’s custodian.

APPENDIX C

Proxy voting guidelines for U.S. securities

March 2011

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles – 2011.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•

The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

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•

An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

•

Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

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Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives within the past three years

•	Family relationships with senior executives of the company

•	An equity ownership in the company in excess of 20%

Age limits / term limits

We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

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Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

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Shareholder access to the proxy

We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

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However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

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•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for- performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

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Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control.

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We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

We generally view golden parachutes as encouragement to management to consider proposals that might be beneficial to shareholders. When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless there is clear evidence of excess or abuse.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

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General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Confidential voting

Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to initiate the consent solicitation process, and support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We believe that such thresholds are necessary in order to avoid the waste of corporate resources in addressing narrowly supported interests. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or recommends thresholds for action that we believe are too low.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

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Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

SAI – INTER – 0112

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PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Agreement and Declaration of Trust dated February 1, 2011 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

(b)(1)	Amended and Restated Bylaws dated April 23, 2007 are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(c)(1)	Article III; Article V; Article VIII, Section 4; and Article IX, Sections 1, 4, 5, and 7 of the Amended and Restated Agreement and Declaration of Trust are incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

(2)	Article 9; Article 10, Section 6; and Article 11 of the By-laws responsive to this item are incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 55 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(d)(1)	Investment Advisory Agreement between the Registrant and Sterling Capital Management LLC dated October 1, 2010, including Schedule A, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(i) Amendment to Investment Advisory Agreement dated June 29, 2011 is incorporated by reference to Exhibit (d)(1)(i) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(ii) Amendment to Investment Advisory Agreement dated November 18, 2011 is filed herewith.

(2)	Sub-Advisory Agreement between Sterling Capital Management LLC and Scott & Stringfellow, LLC, dated October 1, 2010, including Schedule A is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(3)	Sub-Advisory Agreement between Sterling Capital Management LLC and Artio Global Management LLC dated October 1, 2010, including Schedule A, is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(4)	Sub-Advisory Agreement between Sterling Capital Management LLC and BlackRock Advisors, LLC dated October 3, 2011, including Schedule A, is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No.77 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2011).

(e) (1)	Underwriting Agreement among the Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, Inc. dated April 23, 2007 is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)      Amended and Restated Exhibit A to Underwriting Agreement dated February 1, 2010 is incorporated by reference to Exhibit (e)(1)(i) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(ii)     Amended and Restated Underwriting Agreement among Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, Inc. effective July 1, 2010 is incorporated by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(iii)   Amended and Restated Underwriting Agreement among Registrant, Sterling Capital Management LLC and Sterling Capital Distributors, Inc. effective October 1, 2010 is incorporated by reference to Exhibit (e)(1)(iii) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(iv)    Amendment to Underwriting Agreement dated June 29, 2011 is incorporated by reference to Exhibit (e)(1)(iv) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(v) Form of Amendment to Underwriting Agreement is filed herewith.

(f)	Not applicable.

(g) (1)	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investor’s Bank & Trust Company) is incorporated by reference to Exhibit (f)(5) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (filed November 17, 2000).

(i) Form of Amendment to the Custody Agreement is filed herewith.

(2)	Custody Agreement between the Registrant and U.S. Bank N.A. dated August 31, 2006 is incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A (filed December 18, 2006).

(i) Revised Exhibit C to Custody Agreement is incorporated by reference to Exhibit (g)(2)(i) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A (filed January 31, 2007).

(ii)     Amendment to the Custody Agreement dated December 2, 2008 is incorporated by reference to Exhibit (g)(2)(ii) to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A (filed January 28, 2009).

(iii)   Amendment to the Custody Agreement dated February 1, 2010 is incorporated by reference to Exhibit (g)(2)(iii) to Post-Effective Amendment No. 66 to the Registration Statement of the Registrant on Form N-1A (filed April 29, 2010).

(iv)    Amendment to the Custody Agreement dated May 1, 2010, including Schedule D, is incorporated by reference to Exhibit (g)(2)(iv) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(v)     Amendment to the Custody Agreement dated October 1, 2010 is incorporated by reference to Exhibit (g)(2)(v) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

(vi)    Amendment to the Custody Agreement dated February 1, 2011 is incorporated by reference to Exhibit (g)(2)(vi) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(vii)  Amendment to the Custody Agreement dated June 29, 2011 is incorporated by reference to Exhibit (g)(2)(vii) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(h) (1)	Administration Agreement between the Registrant and Sterling Capital Management LLC dated October 1, 2010 is incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(i)      Amendment to Administration Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(ii) Amendment to Administration Agreement dated November 18, 2011 is filed herewith.

(2)	License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

(3)	Sub-Administration Services Agreement between Sterling Capital Management LLC and BNY Mellon Investment Servicing (US) Inc. dated December 18, 2006 is incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)      Amendment to Sub-Administration Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(3)(i) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(ii)     Amended and Restated Exhibit A to Sub-Administration Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(iii)   Amendment to Sub-Administration Services Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(iv) Form of Amendment to Sub-Administration Services Agreement is filed herewith.

(4)	Transfer Agency and Blue Sky Services Agreement between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. dated December 18, 2006 is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)      Amendment to Transfer Agency and Blue Sky Services Agreement dated April 23, 2007 is incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(ii)     Red Flag Services Amendment to Transfer Agency and Blue Sky Services Agreement dated May 1, 2009 is incorporated by reference to Exhibit (h)(4)(iii) to Post-Effective Amendment No. 62 to the Registration Statement of the Registrant on Form N-1A (filed April 30, 2009).

(iii)   AlbridgeCentral Amendment to Transfer Agency and Blue Sky Services Agreement dated September 1, 2009 is incorporated by reference to Exhibit (h)(4)(iii) to Post-Effective Amendment No. 63 to the Registration Statement of the Registrant on Form N-1A (filed November 25, 2009).

(iv)    Amendment to Transfer Agency and Blue Sky Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit No. (h)(4)(iv) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(v)     Amended and Restated Exhibit A to Transfer Agency and Blue Sky Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit No. (h)(4)(v) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(vi)    Amendment to Transfer Agency and Blue Sky Services Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(4)(vi) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(vii) Form of Amendment to Transfer Agency and Blue Sky Services Agreement is filed herewith.

(5)	Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. dated December 18, 2006 is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)      Fair Value Services Amendment to Accounting Services Agreement dated May 8, 2007 is incorporated by reference to Exhibit No. (h)(6)(i) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(ii)     Amendment to Accounting Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit No. (h)(5)(ii) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(iii)   Amended and Restated Exhibit A to Accounting Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit No. (h)(5)(iii) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(iv)    Typesetting Services Amendment to Accounting Services Agreement dated September 15, 2010 is incorporated by reference to Exhibit No. (h)(5)(iv) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(v)     Money Market Fund Services Amendment to Accounting Services Agreement dated December 1, 2010 is incorporated by reference to Exhibit No. (h)(5)(v) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

(vi)    Amendment to Accounting Services Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(5)(vi) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(6)	Compliance Support Services Agreement between Registrant and BNY Mellon Investment Servicing (U.S.) Inc. dated December 18, 2006 is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)      Amendment to Compliance Support Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit No. (h)(6)(i) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(ii)     Amended and Restated Exhibit B to Compliance Support Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit No. (h)(6)(ii) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(iii)   Amendment to Compliance Support Services Agreement dated June 29, 2011 is incorporated by reference to Exhibit (h)(6)(iii) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(iv) Form of Amendment to Compliance Support Services Agreement is filed herewith.

(v) Form of Amended and Restated Exhibit A to Compliance Support Services Agreement is filed herewith.

(7)	Third Party Feeder Fund Agreement among Registrant (on behalf of the Sterling Capital Equity Index Fund), Sterling Capital Distributors, Inc. and Master Investment Portfolio dated April 19, 2007 is incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(i)      Amendment to the Third Party Feeder Fund Agreement dated July 1, 2008 is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 60 to the Registration Statement of the Registrant on Form N-1A (filed November 26, 2008).

(ii)     Amendment No. 2 to the Third Party Feeder Fund Agreement dated February 2, 2010 is incorporated by reference to Exhibit (h)(8)(ii) to Post-Effective Amendment No. 65 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(8)	Form of Sub-Administration Agreement between Sterling Capital Management LLC and BlackRock Advisors, LLC is filed herewith.

(9)	Third Party Feeder Fund Agreement among Registrant (on behalf of the Sterling Capital International Index Fund), Sterling Capital Distributors, Inc., and Quantitative Master Series LLC, on behalf of Master International Index Series dated November 30, 2011 is filed herewith.

(i)	Opinion of Ropes & Gray LLP is filed herewith.

(j)	(1) Consent of Ropes & Gray LLP is filed herewith.

(2) Consent of KPMG LLP is filed herewith.

(k)	Not applicable.

(l)	Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A (filed September 23, 1992).

(m) (1)	Amended and Restated Distribution and Shareholder Services Plan dated October 14, 2009 is incorporated by reference to Exhibit No. (m)(1) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(i)      Revised Schedule A to Amended and Restated Distribution and Shareholder Services Plan as amended and restated February 1, 2010 is incorporated by reference to Exhibit (m)(1)(i) to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2010).

(ii) Amended and Restated Distribution and Shareholder Services Plan dated November 18, 2011 is filed herewith.

(n) (1)	Multiple Class Plan effective February 1, 2010 is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 63 to the Registration Statement of the Registrant on Form N-1A (filed November 25, 2009).

(i) Amendment to Multiple Class Plan dated June 29, 2011 is incorporated by reference to Exhibit (n)(1)(i) to Post-Effective Amendment No. 74 to the Registration Statement of the Registrant on Form N-1A (filed June 29, 2011).

(ii) Amendment to Multiple Class Plan dated November 18, 2011 is filed herewith.

(p) (1)	Code of Ethics for Sterling Capital Funds dated November 8, 1994 and amended February 11, 2000 and February 27, 2007 is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 56 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2007).

(2)	Code of Ethics for Sterling Capital Management, LLC is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(3)	Code of Ethics for Federated Investment Management Company effective September 1, 2010 is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on Form N-1A (filed November 29, 2010).

(4)	Code of Ethics for Scott & Stringfellow, LLC dated July 12, 2010 is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on Form N-1A (filed April 15, 2011).

(5)	Code of Ethics for Artio Global Funds and Artio Global Management LLC dated October 2010 is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on Form N-1A (filed January 28, 2011).

(6)	Code of Ethics of BlackRock, Inc. dated August 16, 2011 is incorporated by reference to Exhibit (p)(6) to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on Form N-1A (filed November 2, 2011).

Item 29. Persons Controlled By or Under Common Control with Registrant

None.

Item 30. Indemnification

Article VIII, Sections 1 and 2 of the Registrant’s Declaration of Trust provides as follows:

“Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Compromise Payment

Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involved such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Indemnification for the Trust’s principal underwriter is provided for in the Underwriting Agreement incorporated herein by reference as Exhibit (e)(1). The Trust maintains a directors and officers liability insurance policy. In addition, certain officers and the interested trustee are covered by BB&T Corporation’s directors and officers liability insurance policy.

Item 31. Business and Other Connections of Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”) is the investment adviser for the Funds. Sterling Capital, located at Two Morrocroft Centre, 4064 Colony Road, Suite 300, Charlotte, NC 28211, is a North Carolina limited liability company and an independently managed subsidiary of BB&T Corporation (“BB&T”). Sterling Capital manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board of Trustees. Sterling Capital has provided investment management services to corporations, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1970. As of December 31, 2010, Sterling Capital had approximately $32 billion in assets under management.

BB&T is a financial holding company that is a North Carolina corporation and is headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C. In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in subsidiaries of BB&T or in the Registrant) in which each director or senior officer of Sterling Capital is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

Name and Position with Sterling Capital	Other business, profession, vocation, or employment
Robert Bridges, Director and Equity Analyst	Board of Directors of Bridges Investment Counsel, Inc.

Item 32. Principal Underwriter

(a)	Sterling Capital Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of December 2, 2011, the Distributor acted as principal underwriter for the following investment companies:

Sterling Capital Funds

(b)	The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Inc. and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position(s) with Distributor
John F. Fulgoney	Director
Michael DeNofrio	Director
Steven Turowski	Director
Dennis J. Westley	Director
Scott P. LaVasseur	Director

Officers

Name	Position(s) with Distributor
John F. Fulgoney	President and Chief Executive Officer
Bruno Di Stefano	Vice President
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer
Felicia Antonio	Chief Compliance Officer
Ellen C. Krause	Chief Risk Officer
Jodi Jamison	Chief Legal Officer
John J. Munera	Anti-Money Laundering Officer
Ronald Berge	Vice President
Carol Bommarito	Assistant Vice President
Dianna A. Stone	Secretary and Clerk
Kevin D. Peterson	Assistant Treasurer – Tax
Gary E. Abbs	Assistant Treasurer – Tax
Joanne S. Huber	Assistant Treasurer – Tax
Barbara J. Parrish	Assistant Secretary
Mary Lou Olinski	Assistant Secretary
Cristina Rice	Assistant Secretary

(c)	Not Applicable

Item 33. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

(1)	Sterling Capital Funds

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601

Attention: Secretary

(Registrant)

(2)	Sterling Capital Management, LLC

Two Morrocroft Centre

4064 Colony Rd., Suite 300

Charlotte, NC 28211

Sterling Capital Management, LLC

434 Fayetteville Street Mall, 5th Floor

Raleigh, NC 27601

(Investment Adviser and Administrator for all Funds)

(3)	Artio Global Management LLC (formerly Julius Baer Investment Management LLC)

330 Madison Avenue

New York, New York 10017

(Investment Sub-Adviser to the Sterling Capital International Fund)

(4)	Federated Investors, Inc.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

(Investment Sub-Adviser to the Sterling Capital Prime Money Market Fund and Sterling Capital National Tax-Free Money Market Fund)

(5)	Scott & Stringfellow, LLC

909 E. Byrd Street

Riverfront Plaza, West Tower

Richmond, Virginia 23219

(Investment Sub-Adviser to the Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund)

(6)	U.S. Bank National Association

425 Walnut Street, M.L. CN-OH-W6TC

Cincinnati, OH 45202

(Custodian)

(7)	State Street Bank & Trust Company (formerly Investor’s Bank & Trust)

John Hancock Tower

200 Clarendon Street

Boston, Massachusetts 02117-9130

(Custodian and Fund Accountant for Sterling Capital Equity Index Fund)

(8)	Ropes & Gray LLP

One Metro Center, 700 12th Street, N.W., Suite 900

Washington, D.C. 20005-3948

(Declaration of Trust, Bylaws, Minutes Book, Fund Agreements)

(9)	BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

(Fund Accountant, Transfer Agent, and Sub-Administrator)

(10)	Sterling Capital Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

(Distributor)

(11)	Bank of New York Mellon

500 Ross Street, Suite 850

Pittsburgh, PA 15262

(Securities Lending Agent)

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust dated February 1, 2011, as amended, of the Sterling Capital Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 78 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 13th day of January 2012.

STERLING CAPITAL FUNDS

/s/ E. G. PURCELL, III
*E.G. Purcell, III
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 78 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ E. G. PURCELL, III *E.G. Purcell, III	President	January 13, 2012

/s/ JAMES L. ROBERTS *James L. Roberts	Trustee	January 13, 2012

/s/ THOMAS W. LAMBETH *Thomas W. Lambeth	Trustee	January 13, 2012

/s/ JAMES T. GILLESPIE * James T. Gillespie	Treasurer	January 13, 2012

/S/ DOUGLAS R. VAN SCOY *Douglas R. Van Scoy	Trustee	January 13, 2012

/s/ DREW T. KAGAN *Drew T. Kagan	Trustee	January 13, 2012

/s/ LAURA C. BINGHAM *Laura C. Bingham	Trustee	January 13, 2012

/s/ ALEXANDER W. MCALISTER *Alexander W. McAlister	Trustee	January 13, 2012

By:	/s/ ALAN G. PRIEST
Alan G. Priest

*	By Alan G. Priest, Attorney-in-Fact, pursuant to powers of attorney filed herewith.

SIGNATURES

This Registration Statement contains certain disclosures regarding the Master International Index Series (the “Portfolio”), a series of the Quantitative Master Series LLC (the “Fund”). The Fund has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Sterling Capital Funds (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on January 13, 2012. The Fund is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Fund and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

QUANTITATIVE MASTER SERIES LLC MASTER INTERNATIONAL INDEX SERIES

By:	/s/ JOHN M. PERLOWSKI
John M. Perlowski President and Chief Executive Officer (Chief Executive Officer)

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on January 13, 2012. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Fund and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

/s/ JOHN M. PERLOWSKI John M. Perlowski	President and Chief Executive Officer (Chief Executive Officer)	January 13, 2012

/s/ PAUL AUDET* Paul Audet	Director	January 13, 2012

/s/ HENRY GABBAY* Henry Gabbay	Director	January 13, 2012

/s/ DAVID O. BEIM* David O. Beim	Director	January 13, 2012

/s/ RONALD W. FORBES* Ronald W. Forbes	Director	January 13, 2012

/s/ MARTINA S. HORNER* Dr. Matina S. Horner	Director	January 13, 2012

/s/ RODNEY D. JOHNSON* Rodney D. Johnson	Director	January 13, 2012

/s/ HERBERT I. LONDON* Herbert I. London	Director	January 13, 2012

/s/ CYNTHIA A. MONTGOMERY* Cynthia A. Montgomery	Director	January 13, 2012

/s/ ROBERT C. ROBB, JR.* Robert C. Robb, Jr.	Director	January 13, 2012

/s/ TOBY ROSENBLATT* Toby Rosenblatt	Director	January 13, 2012

/s/ KENNETH L. URISH* Kenneth L. Urish	Director	January 13, 2012

/s/ FREDERICK W. WINTER* Frederick W. Winter	Director	January 13, 2012

/s/ JOSEPH P. PLATT, JR.* Joseph P. Platt, Jr.	Director	January 13, 2012

By:	/s/ JOHN M. PERLOWSKI
John M. Perlowski (Attorney-in-Fact)

*	As Attorney-in-Fact pursuant to the power of attorney, dated September 22, 2011, as filed herein.

POWER OF ATTORNEY

E.G. Purcell, III, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/S/ E. G. PURCELL, III
E. G. Purcell, III

POWER OF ATTORNEY

Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/S/ LAURA C. BINGHAM
Laura C. Bingham

POWER OF ATTORNEY

Thomas W. Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/s/ THOMAS W. LAMBETH
Thomas W. Lambeth

POWER OF ATTORNEY

James T. Gillespie, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/s/ JAMES T. GILLESPIE
James T. Gillespie

POWER OF ATTORNEY

Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/s/ DREW T. KAGAN
Drew T. Kagan

POWER OF ATTORNEY

Douglas R. Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/s/ DOUGLAS R. VAN SCOY
Douglas R. Van Scoy

POWER OF ATTORNEY

James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/s/ JAMES L. ROBERTS
James L. Roberts

POWER OF ATTORNEY

Alexander W. McAlister, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds and Sterling Capital Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 1, 2011	/s/ ALEXANDER W. MCALISTER
Alexander W. McAlister

POWER OF ATTORNEY

The undersigned, David O. Beim, Ronald W. Forbes, Dr. Matina Horner, Rodney D. Johnson, Herbert I. London, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Toby Rosenblatt, Kenneth L. Urish, Frederick W. Winter, Paul Audet and Henry Gabbay, Directors/Trustees of each of the registered investment companies listed in Appendix A hereto, (except as noted therein), hereby authorize Janey Ahn, Neal J. Andrews, Ben Archibald, Edward Baer, Jay Fife, Scott Hilton, Brendan Kyne, Douglas McCormack, John M. Perlowski, Ira P. Shapiro, Howard Surloff and Aaron Wasserman, or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 22nd day of September, 2011.

Signature	Title	Signature	Title

/S/ DAVID O. BEIM	Director/Trustee	/S/ ROBERT C. ROBB, JR.	Director/Trustee
David O. Beim		Robert C. Robb, Jr.

/S/ RONALD W. FORBES	Director/Trustee	/S/ TOBY ROSENBLATT	Director/Trustee
Ronald W. Forbes		Toby Rosenblatt

/S/ DR. MATINA S. HORNER	Director/Trustee	/S/ KENNETH L. URISH	Director/Trustee
Dr. Matina S. Horner		Kenneth L. Urish

/S/ RODNEY D. JOHNSON	Director/Trustee	/S/ FREDERICK W. WINTER	Director/Trustee
Rodney D. Johnson		Frederick W. Winter

/S/ HERBERT I. LONDON	Director/Trustee	/S/ PAUL AUDET	Director/Trustee
Herbert I. London		Paul Audet

/S/ CYNTHIA A. MONTGOMERY	Director/Trustee	/S/ HENRY GABBAY	Director/Trustee
Cynthia A. Montgomery		Henry Gabbay

/S/ JOSEPH P. PLATT	Director/Trustee
Joseph P. Platt

2

Appendix A

BBIF Government Securities Fund	BlackRock Master LLC+
BBIF Money Fund	BlackRock Pacific Fund, Inc.
BBIF Tax-Exempt Fund	BlackRock Series, Inc.
BBIF Treasury Fund	Funds For Institutions Series
BIF Government Securities Fund	Master Government Securities LLC+
BIF Money Fund	Master Institutional Money Market LLC+
BIF Multi-State Municipal Series Trust	Master Investment Portfolio+
BIF Tax-Exempt Fund	Master Large Cap Series LLC*+
BIF Treasury Fund	Master Money LLC+
BlackRock Financial Institution Series Trust	Master Tax-Exempt LLC+
BlackRock Funds	Master Treasury LLC+
BlackRock Funds III	Quantitative Master Series LLC+
BlackRock Global Emerging Markets Fund Inc.	Ready Assets Prime Money Fund
BlackRock Healthcare Fund, Inc.	Ready Assets U.S.A. Government Money Fund
BlackRock Index Funds, Inc.	Ready Assets U.S. Treasury Money Fund
BlackRock Large Cap Series Funds, Inc.	Retirement Series Trust
BlackRock Latin America Fund, Inc.	BlackRock Balanced Capital Fund, Inc. (in
BlackRock Liquidity Funds	connection with its investment in the Master Large
Cap Core Portfolio of Master Large Cap Series
LLC)*

*	The Directors/Trustees are authorized to sign the registration statement of BlackRock Balanced Capital Fund, Inc., which acts as a feeder fund into the Master Large Cap Core Portfolio of Master Large Cap Series LLC, in their capacity as directors of the master fund.

+	When required to do so, the Directors/Trustees, in their capacities as directors of the master funds listed above, are authorized to sign the registration statements of feeder funds, whether affiliated or not, that invest in the master fund or a series of such master fund.

A-1

EXHIBIT INDEX

(d)(1)(ii)	Amendment to Investment Advisory Agreement

(e)(1)(v)	Form of Amendment to Underwriting Agreement

(g)(1)(i)	Form of Amendment to Custody Agreement

(h)(1)(ii)	Amendment to Administration Agreement

(h)(3)(iv)	Form of Amendment to Sub-Administration Services Agreement

(h)(4)(vii)	Form of Amendment to Transfer Agency and Blue Sky Services Agreement

(h)(6)(iv)	Form of Amendment to Compliance Support Services Agreement

(h)(6)(v)	Form of Amended and Restated Exhibit A to Compliance Support Services Agreement

(h)(8)	Form of Sub-Administration Agreement between Sterling Capital Management LLC and BlackRock Advisors, LLC

(h)(9)	Third Party Feeder Fund Agreement on behalf of Sterling Capital International Index Fund

(i)	Opinion of Ropes & Gray LLP

(j)(1)	Consent of Ropes & Gray LLP

(j)(2)	Consent of KPMG LLP

(m)(1)(ii)	Amended and Restated Distribution and Shareholder Services Plan

(n)(1)(ii)	Amendment to Multiple Class Plan